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PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Inovalon Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

2017 Annual Meeting of Stockholders

The 2017 Annual Meeting of Stockholders of
Inovalon Holdings, Inc. will be held on June 7, 2017 at:

Westin Annapolis Hotel
100 Westgate Circle
Annapolis, MD 21401

Admission requirements

See Part 8 – "Information About the Meeting" for details on admission requirements to attend the 2017 Annual Meeting of Stockholders.

2017 Annual Meeting of Stockholders

The 2017 Annual Meeting of Stockholders of
Inovalon Holdings, Inc. will be held on June 7, 2017 at:

Westin Annapolis Hotel
100 Westgate Circle
Annapolis, MD 21401

Admission requirements

See Part 8 – "Information About the Meeting" for details on admission requirements to attend the 2017 Annual Meeting of Stockholders.

Proxy Voting Options

Your vote is important!

Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card or voting instruction form at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

Voting by the Internet or telephone is fast and convenient, your vote is immediately confirmed and tabulated, and helps us reduce postage and proxy tabulation costs.

If you prefer, you can vote by mail by returning the enclosed proxy card or voting instruction form in the addressed, prepaid envelope provided.

Please do not return the enclosed paper ballot if you are voting via the Internet or by telephone.

Vote by Internet

www.proxyvote.com
24 hours a day / 7 days a week

Instructions:

1.
Read the accompanying Proxy Statement.

2.
Go to the following website: www.proxyvote.com.

3.
Have your proxy card or voting instruction form in hand and follow the instructions. You can also register to receive all future stockholder communications electronically, instead of in print. This means that the annual report, Proxy Statement, and other correspondence will be delivered to you via e-mail.

Vote by Telephone

+1-800-690-6903 via touch tone phone toll-free 24 hours a day / 7 days a week.

Instructions:

1.
Read the accompanying Proxy Statement.

2.
Call toll-free: +1-800-690-6903.

3.
Have your proxy card or voting instruction form in hand and follow the instructions.

April 20, 2017

Dear Stockholder,

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the "2017 Annual Meeting") of Inovalon Holdings, Inc., which will be held at the Westin Annapolis Hotel, located at 100 Westgate Circle, Annapolis, MD, 21401, on June 7, 2017, at 10:00 a.m. Eastern Time.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of 2017 Annual Meeting of Stockholders and Proxy Statement.

Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the 2017 Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the 2017 Annual Meeting and to vote your shares in person.

On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of Inovalon.

Sincerely,

Keith R. Dunleavy, M.D.
Chairman and Chief Executive Officer

The use of cameras or recording devices at the 2017 Annual Meeting is prohibited and they will not be allowed into the meeting or any other adjacent areas. We realize that many mobile phones have built-in cameras and recording capabilities; while these phones may be brought into the venue, the camera and recording functions may not be used at any time.

INOVALON HOLDINGS, INC.

4321 Collington Road, Bowie MD 20716

Notice of 2017 Annual Meeting of Stockholders

Date:	June 7, 2017
Time:	10:00 am Eastern Time
Place:	Westin Annapolis Hotel, 100 Westgate Circle, Annapolis, MD 21401
Record Date:
April 10, 2017. Only Class A and Class B common stockholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the 2017 Annual Meeting. As of the record date there were 73,335,666 shares of Class A common stock entitled to vote at the meeting and 82,745,283 shares of Class B common stock entitled to vote at the meeting.
Proxy Voting:
Important. Please vote your shares promptly to ensure the presence of a quorum at the meeting. Voting your shares now via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card or voting instruction form, will save the expenses and extra work of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope that is postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting as your proxy is revocable at your option.
Voting Rights:
Holders of our Class A common stock and Class B common stock have identical voting rights, except that holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to ten votes per share. Holders of shares of Class A common stock and Class B common stock will vote together as a single class on proposals presented at the 2017 Annual Meeting.
Items of Business:

•

To elect six directors from among the nominees described in this Proxy Statement;

•

To ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2017;

•

To conduct a non-binding advisory vote to approve the compensation of our Named Executive Officers (as defined in this Proxy Statement);

•

To conduct a non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of our Named Executive Officers; and

•

To transact such other items of business as may properly come before the meeting.

Admission to Meeting:
Proof of share ownership will be required to enter the 2017 Annual Meeting. See Part 8 – "Information About the Meeting" for details. Please follow the directions to the Westin Annapolis Hotel on the last page of this Proxy Statement.

Notice of Internet Availability of Proxy Materials:	In accordance with the rules of the Securities and Exchange Commission (the "SEC"), we have elected to furnish our proxy materials, including this Proxy Statement and our 2016 Annual Report to Stockholders ("2016 Annual Report"), primarily via the Internet. On or about April 20, 2017, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") that contains instructions on how to access our proxy materials on the Internet, how to vote at the meeting, and how to request printed copies of the proxy materials and 2016 Annual Report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings. Our Proxy Statement and 2016 Annual Report are available at investors.inovalon.com under the "SEC Filings" section.

By order of the Board of Directors,

Shauna L. Vernal
Chief Legal Officer and Corporate Secretary
April 20, 2017

PROXY STATEMENT TABLE OF CONTENTS

Table of Contents	i

PROXY SUMMARY

This summary highlights information contained elsewhere in the Proxy Statement. This summary does not contain all of the information you should consider. Please read the entire Proxy Statement carefully before voting. For the purposes of this summary and the Proxy Statement, Inovalon Holdings, Inc. may also be referred to as "us", "our", and the "Company" and, together with its subsidiaries, as "Inovalon".

2017 Annual Meeting of Stockholders

Date:	June 7, 2017
Time:	10:00 am Eastern Time
Place:	Westin Annapolis Hotel 100 Westgate Circle Annapolis, MD 21401
Record Date:	April 10, 2017
Voting:
Stockholders as of the record date are entitled to vote. Each share of Class A common stock is entitled to one vote for each director nominee, one vote for the ratification of the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2017, one non-binding advisory vote to approve compensation of our Named Executive Officers, and one non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of our Named Executive Officers. Each share of Class B common stock is entitled to ten votes for each director nominee, ten votes for the ratification of the selection of Deloitte & Touche LLP as our independent registered auditor for fiscal year 2017, ten non-binding advisory votes to approve compensation of our Named Executive Officers, and ten non-binding advisory votes on the frequency of future non-binding advisory votes to approve the compensation of our Named Executive Officers.
Admission To Meeting:
Proof of share ownership will be required to enter the 2017 Annual Meeting. See Part 8 – "Information About the Meeting" for details. Please follow the directions to the Westin Annapolis Hotel on the last page of this Proxy Statement.
Meeting Agenda:	• Election of six directors
• Ratification of the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2017
• Non-binding advisory vote to approve the compensation of our Named Executive Officers
• Non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of our Named Executive Officers
• Transact other business that may properly come before the meeting

Proxy Summary	I

Voting Matters and Vote Recommendation

See Part 7 – "Proposals to be voted on at the meeting" for more information.

Proposal	Matter	Board Vote Recommendation	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of 6 directors	For each director nominee	Plurality	Not voted	Not voted
2	Ratification of the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2017	For	Majority of voting power represented in person or by proxy	Not voted	Discretionary vote
3	Non-binding advisory vote to approve the compensation of our Named Executive Officers	For	Majority of voting power represented in person or by proxy*	Not voted	Not voted
4	Non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of our Named Executive Officers	1 Year	Majority of voting power represented in person or by proxy**	Not voted	Not voted

*
A majority of the votes properly cast is required to approve the compensation of our Named Executive Officers. Since this proposal is an advisory vote, the result will not be binding on our Board of Directors ("Board"), the compensation committee of our Board (the "Compensation Committee"), or the Company. The Board and the Compensation Committee will consider the outcome of the vote when determining the compensation of our Named Executive Officers.

**
The frequency receiving a majority of the votes properly cast will be considered the frequency preferred by the stockholders. In the event that no option receives a majority of the votes properly cast, we will consider the option that receives the most votes properly cast to be the option preferred by stockholders. In either case, since this proposal is an advisory vote, the result will not be binding on our Board, the Compensation Committee, or the Company. The Board and the Compensation Committee will consider the outcome of the vote when determining how often we should submit to stockholders future non-binding advisory votes to approve the compensation of our Named Executive Officers.

Proxy Summary	II

Our Director Nominees

See Part 2 – "Board of Directors" for more information.

The following table provides summary information about each director nominee. Each director is elected annually by a plurality of votes cast.

Name	Age	Director	Occupation	Independent	Other Public	Committee Memberships
		Since			Boards	AC	CC	NCG	SCP
Keith R. Dunleavy, M.D.	47	2006	CEO, Inovalon	No	0				M
Denise K. Fletcher	68	2012	Former Executive Vice President, Finance of Vulcan Inc.	Yes	1	C, F	M	M	M
William D. Green	63	2016	Former Chairman & CEO of Accenture plc	Yes	2		M	M	M
André S. Hoffmann	58	2008	Vice Chairman of Roche Holding, Ltd.	Yes	0			C
Lee D. Roberts	64	2012	President and CEO of Bluewater Consulting	Yes	2	M, F	C
William J. Teuber, Jr.	65	2013	Former Vice Chairman of EMC Corporation	Yes	2	M, F	M	M	C

AC	Audit Committee	C	Chair
CC	Compensation Committee	M	Member
NCG	Nominating and Corporate Governance Committee	F	Financial expert
SCP	Security and Compliance Committee

Attendance

Each director nominee is a current director and attended at least 75% of the aggregate of all fiscal year 2016 meetings of our Board and each committee on which he or she served during the period in which he or she served as a director. William D. Green, who was appointed to the Board on August 15, 2016, attended all fiscal year 2016 meetings of the Board and each committee on which he served following his appointment date.

Proxy Summary	III

Auditors

See Part 6 – "Audit Committee Matters" for more information.

We ask that our stockholders ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2017. Below is summary information about Deloitte & Touche LLP's fees for services provided in fiscal years 2016 and 2015 (in thousands).

	Year ended December 31,
	2016	2015
Audit	$ 1,268	$ 620
Audit-related fees	330	1,957
Tax fees	656	382
All other fees	—	53

Total	$ 2,254	$ 3,012

Non-Binding Advisory Vote to Approve Named Executive Officer Compensation

See Part 7 – "Proposals to be Voted on at the Meeting" for more information.

We ask that our stockholders approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation rules of the SEC. As described in detail under the heading "Compensation Discussion and Analysis," we seek to closely align the interests of our Named Executive Officers with the interests of our stockholders.

Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes to Approve the Compensation of our Named Executive Officers

See Part 7 – "Proposals to be Voted on at the Meeting" for more information.

We ask that our stockholders vote, on a non-binding advisory basis, for their preference as to how frequently we should seek future non-binding advisory votes to approve the compensation of our Named Executive Officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote to approve the compensation of our Named Executive Officers. Our Board has determined that an annual non-binding advisory vote to approve the compensation of our Named Executive Officers will allow our stockholders to provide timely and direct input on the Company's executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of our Board of Directors.

Proxy Summary	IV

2018 Annual Meeting of Stockholders

Stockholder proposals submitted for inclusion in our 2018 proxy statement pursuant to Rule 14a-8 of the rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by us no later than the close of business on December 21, 2017; provided however, in the event that the date of the 2018 Annual Meeting of Stockholders ("2018 Annual Meeting") is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2017 Annual Meeting, stockholder proposals submitted for inclusion in our 2018 proxy statement pursuant to Rule 14a-8 must be received within a reasonable time before we begin to print and send proxy materials relating to the 2018 Annual Meeting.

In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders, other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, must comply with the advance notice provisions and other requirements of Article I, Section 1 of our bylaws, which are on file with the SEC and may be obtained from our Secretary upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2018 Annual Meeting must be received no earlier than the close of business on February 7, 2018 and no later than the close of business on March 9, 2018; provided however, in the event that the date of the 2018 Annual Meeting is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2017 Annual Meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to the 2018 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2018 Annual Meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.

Note about Forward-Looking Statements

This Proxy Statement includes estimates, projections and statements relating to our business plans, objectives and expected operating results that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Exchange Act. Forward-looking statements may appear throughout this Proxy Statement, including in "Compensation Discussion and Analysis." These forward-looking statements generally are identified by the words "believe," "see," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in "Risk Factors" of our annual reports on Form 10-K and quarterly reports on Form 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

Proxy Summary	V

PART 1 – CORPORATE GOVERNANCE AT INOVALON

Corporate Governance Principles and Practices

Corporate Governance Profile

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•
the Board is not classified, with each of our directors subject to re-election annually;

•
five of our six directors satisfy the listing standards for independence of the NASDAQ Global Select Market ("NASDAQ");

•
our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are each comprised entirely of independent directors;

•
each of our Audit Committee members qualifies as an "audit committee financial expert" as defined by the SEC;

•
we comply with the applicable corporate governance listing standards of NASDAQ; and

•
we do not have a stockholder rights plan.

Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent director.

Board Leadership Structure

Keith R. Dunleavy, M.D., our CEO, serves as Chairman of the Board and presides over meetings of the Board and holds such other powers and carries out such other duties as are customarily carried out by the Chairman of the Board. Dr. Dunleavy brings valuable insight to the Board due to the perspective and experience that he brings as our founder and CEO and his extensive experience in the technology and healthcare industries. The Board has determined that as the individual primarily responsible for the day-to-day management of business operations, Dr. Dunleavy is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues. The Board's administration of its risk oversight function is not affected by the Board's leadership structure.

Director Independence

The listing rules of NASDAQ generally require that a majority of the members of a listed company's board of directors be independent within specified periods following the closing of an initial public offering. The Board has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under NASDAQ Marketplace Rule 5605(a)(2).

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board

Corporate Governance at Inovalon	1

committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Our Board has concluded that all of the members of the Audit Committee are independent under Rule 10A-3. Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards adopted pursuant to Rule 10C-1. In order to be considered independent for purposes of Rule 10C-1, a listed company's board of directors must consider the sources of compensation of the member of the compensation committee, including any consulting, advisory, or other compensatory fee paid by the Company to the member, and whether the member is affiliated with the Company or any of its subsidiaries or their affiliates. Our Board has concluded that all of the members of the Compensation Committee are independent under Rule 10C-1.

Risk Oversight

One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Security and Compliance Committee, each of which addresses risks specific to their respective areas of oversight.

In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Board of Directors Corporate Governance Charter and code of business conduct and ethics, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Security and Compliance Committee monitors the effectiveness of our physical and cybersecurity and related policies, as well as our compliance with legal and regulatory requirements.

Code of Business Conduct and Ethics

The Board has adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors. Additionally, the Board has adopted a supplemental code of ethics for senior financial officers, which applies to our Chief Executive Officer, Chief Financial Officer, and other senior financial officers, who have been designated by our Chief Executive Officer. Among other matters, our code of business conduct and ethics and supplemental code of ethics for senior financial officials are designed to deter wrongdoing and to promote:

•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosures in our SEC reports and other public communications;

•
compliance with applicable laws, rules, and regulations;

•
prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•
accountability for adherence to the code of business conduct and ethics.

Any waiver of the code of conduct for our executive officers or directors must be approved by the Board or a committee thereof, and any such waiver will be promptly disclosed as required by law or NASDAQ regulations.

Corporate Governance at Inovalon	2

The full text of our code of business conduct and ethics and supplemental code of ethics for senior financial officers is posted on our website at investors.inovalon.com under the "Governance" section. The reference to our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. We intend to disclose future amendments to our code of conduct, or waivers of these provisions, that are required to be disclosed under the rules of the SEC or NASDAQ on our website or in public filings.

Corporate Governance at Inovalon	3

PART 2 – BOARD OF DIRECTORS

Six directors have been nominated for election at the 2017 Annual Meeting to hold office until the 2018 Annual Meeting. Information about their professional backgrounds, qualifications, and other board memberships follows.

Director Nominations and Qualifications

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee Charter, our Board Diversity Policy, and our Board of Directors Corporate Governance Charter, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board.

The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and the Chairman of the Board and Chief Executive Officer as well as by stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for directorship to the Board. Taking the Nominating and Corporate Governance Committee's recommendation into consideration, the Board then approves the nominees for directorship for stockholders to consider and vote upon at the annual meeting of stockholders.

Board Membership Criteria

The Nominating and Corporate Governance Committee works with the Board to determine the appropriate characteristics, skills, and experience for the Board as a whole and its individual members, with the objective of having a Board with diverse backgrounds and experience in business, education, and public service. Characteristics expected of all directors include integrity, high personal and professional ethics, financial literacy, sound business judgment, mature confidence and personal accountability, high performance standards, and the ability and willingness to commit sufficient time to the Board.

In evaluating the suitability of individual Board members, our Board considers many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today's business environment; understanding of our business and technology; educational and professional background; personal accomplishment; and geographic, gender, age, and ethnic diversity. Our Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience.

In addition, no person shall be nominated by the Board to serve as a director after he or she has passed his or her 75th birthday, unless the Nominating and Corporate Governance Committee has voted, on an annual basis, to waive or to continue to waive, the mandatory retirement age of such person as a director.

With respect to the current director nominees, the table below summarizes key qualifications, skills, or attributes most relevant to the decision to nominate him or her to serve on the Board. A mark indicates a specific area of focus or expertise on which the Board relies most. The lack of a mark does not mean the director nominee does not possess that

Board of Directors	4

qualification or skill. Each director nominee biography below describes these qualifications and relevant experience in more detail.

Experience, Expertise or Attribute	Dunleavy	Fletcher	Green	Hoffmann	Roberts	Teuber
Technology	•	•	•		•	•
Healthcare	•			•
Leadership	•	•	•	•	•	•
Government and Regulatory	•
Financial		•	•		•	•
Public Company Board Service and Governance		•	•		•	•
Sales and Marketing	•			•	•	•
Research and Academic	•			•
Geographic, Gender, Age, Ethnic or Other Diversity		•		•

Director Candidates Submitted by Stockholders

The Nominating and Corporate Governance Committee does not solicit director nominations but will consider stockholder recommendations sent to the Chair of the Nominating and Corporate Governance Committee c/o Inovalon Holdings, Inc., 4321 Collington Road, Bowie, Maryland 20716. Any such recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications and an explanation of the reasons why the stockholder believes this candidate is qualified for service on the Board. The stockholder must also provide such other information about the candidate that would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The stockholder must also submit proof of the stockholder's holding of Company stock.

Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates.

Stockholders wishing to nominate directors directly for election to the Board must follow the procedures described in Article I, Section 1 of our bylaws, including (among other requirements) the giving of written notice of the nomination to our Secretary no earlier than 120 days and no later than 90 days prior to the first anniversary of the date of the previous year's annual meeting of stockholders. The stockholder's notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act if the candidate had been nominated by or on behalf of the Board.

Board of Directors	5

Our Director Nominees

Keith R. Dunleavy, M.D. Age 47 Director since 2006 Inovalon Committees • Security and Compliance	Other Public Company Directorships • None

Dr. Dunleavy has served as our Chief Executive Officer since his organization of our predecessor companies in 1998, as Chairman of the Board since the creation of the Board in 2006, and as President from our foundation until May of 2014. Dr. Dunleavy is responsible for the overall execution of our business plan, strategic relationships, and the identification and realization of our product strategy and vision. During his tenure building Inovalon, Dr. Dunleavy has worked extensively with a wide array and number of healthcare organizations, regulatory and oversight bodies, and technology companies examining the growing role of data within healthcare, and its ability to drive meaningful insight and improvement for its constituents. Dr. Dunleavy serves as a Director on the Dartmouth Medical School Board of Overseers, has authored or co-authored a number of scientific journal articles, abstracts, and proprietary research papers, and has presented his work and materials at multiple national and international conferences. Dr. Dunleavy received a Bachelor's degree in Biology modified with Engineering with High Honors from Dartmouth College, where his studies and work focused upon the neurosciences, computer sciences and engineering, and his honors thesis focused on the computer simulation of artificial human cerebellar functional units. He earned his doctorate in medicine from Harvard Medical School, completed his medical residency at The Johns Hopkins Hospital in Baltimore, Maryland, and practiced and was Board Certified in Internal Medicine.

We believe that Dr. Dunleavy's knowledge of Inovalon and its business and his extensive experience in the technology and healthcare industries uniquely qualifies him to serve as the Chairman of the Board.

Denise K. Fletcher Age 68 Director since 2012 Inovalon Committees • Audit • Compensation • Nominating and Corporate Governance • Security and Compliance	Other Public Company Directorships • Unisys

Ms. Fletcher has served as a director of Inovalon since 2012. Ms. Fletcher is a former Executive Vice President, Finance of Vulcan Inc., an investment and project company organized by Microsoft co-founder Paul Allen, a position she held from 2005 to 2008. From 2004 to 2005, she served as Chief Financial Officer of DaVita, Inc., a provider of dialysis services in the United States. From 2000 to 2003, she was Executive Vice President and Chief Financial Officer of MasterCard International, an international payment solutions company. Before joining MasterCard, she served as Chief Financial Officer of Bowne Inc., a global document management and information services provider. Ms. Fletcher is a director of Unisys, a worldwide information technology company, and a member of the supervisory board of Mazars Group, an international organization that specializes in audit, accounting, tax, legal, and advisory services. During 2004 and 2005, she served as a director of Sempra Energy and of Orbitz, Inc.

We believe Ms. Fletcher's significant achievements as a senior corporate financial and operating officer with a wide range of industry experiences, coupled with her service as a director for other public companies, qualify her to serve as

Board of Directors	6

one of our directors and the chairperson of our Audit Committee. Ms. Fletcher graduated Phi Beta Kappa from Wellesley College and received her master's degree from Harvard University.

William D. Green Age 63 Director since 2016 Inovalon Committees • Compensation • Nominating and Corporate Governance • Security and Compliance	Other Public Company Directorships • Dell Technologies, Inc. • S&P Global, Inc.

Mr. Green has served as a director of Inovalon since 2016. Mr. Green was previously a member of the board of directors of EMC Corporation from 2013 until September 2016, when EMC Corporation was acquired by Dell Technologies, Inc. Prior to joining the board of directors of EMC Corporation, Mr. Green served as the Chairman of the Board of Accenture plc, a global management consulting, technology services, and outsourcing company. Mr. Green joined Accenture plc in 1977 and became a partner in 1986, after which he went on to serve in multiple roles including chief operating officer and the chief executive of the resource operating group, and ultimately went on to serve as the company's Chief Executive Officer from September 2004 through December 2010, and Chairman of the Board from 2006 to 2013.

Mr. Green is a member of the board of directors of both Dell Technologies, Inc. and S&P Global, Inc., a global financial information and services company. Mr. Green holds an MBA degree and an Honorary Doctor of Laws from Babson College. He attended Dean College, where he is a member of the college's Board of Trustees.

We believe that Mr. Green's significant leadership, management and operating expertise; his understanding of the information technology industry, large-scale system outsourcing implementations and global organizational growth; his insight into the cloud computing technology marketplace; and his experience providing strategic direction to a large public technology company, qualify Mr. Green to serve as one of our directors.

André S. Hoffmann Age 58 Director since 2008 Inovalon Committees • Nominating and Corporate Governance	Other Public Company Directorships • None

Mr. Hoffmann has served as a director of Inovalon since 2008. Since 2006, Mr. Hoffmann has served as the Vice Chairman of the Board of Roche Holding, Ltd., one of the world's largest diversified healthcare companies focused on medical diagnostics and treatments, and has served as a board member since 1996. Mr. Hoffmann served as Non-Executive Vice Chairman of Givaudan SA, the world's leading flavor and fragrance company, from 2008 to 2016, and as a non-executive member of the Board from 2000 to 2016. Since 1999, Mr. Hoffmann has also served as the Chairman and owner of Massellaz S.A., a research and advisory company, and, from 2005 to 2013, served as the Chairman and owner of Nemadi Advisors Ltd., a private equity advisory company. Mr. Hoffmann also serves as a director for Genentech Inc., one of the world's largest biotechnology companies and a subsidiary of Roche, and Amazentis SA, a private therapeutics and diagnostics company.

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We believe that Mr. Hoffmann's experience as the Vice Chairman of one of the world's largest diversified healthcare companies and his significant industry expertise qualify him to serve as one of our directors. Mr. Hoffmann studied economics at the University of St. Gallen and holds a Master of Business Administration from INSEAD.

Lee D. Roberts Age 64 Director since 2012 Inovalon Committees • Audit • Compensation	Other Public Company Directorships • QAD, Inc. • Unisys

Mr. Roberts has served as a director of Inovalon since 2012. Since 2008, Mr. Roberts has served as President and Chief Executive Officer of Bluewater Consulting, an information technology management consulting company. From 2006 to 2008, Mr. Roberts was the Vice President and General Manager, IBM Document & Content Management for IBM Corporation. In 2006, IBM acquired FileNET Corporation, where Mr. Roberts had served as President and Chief Executive Officer from 1997 through 1999, and as Chairman and Chief Executive Officer from 2000 until its acquisition in 2006. Mr. Roberts currently serves on the boards of QAD, Inc., a publicly-traded provider of enterprise resource planning and supply chain software, and Unisys, a worldwide information technology company. Mr. Roberts has also served on the boards of a number of other public and private companies, including, most recently, Varolii Corporation, a privately-held provider of on-demand communications software services.

We believe Mr. Roberts' decades of leadership experience with technology companies and deep understanding of information technology, technology trends and customer requirements qualify him to serve as one of our directors. Mr. Roberts earned Bachelor's degrees in Economics, Biology, and Chemistry at California State University, San Bernardino and his MBA degree with honors at the University of California, Riverside. He completed IBM's Executive International Management Program in Belgium and Executive Management Development programs at Harvard University.

William J. Teuber, Jr. Age 65 Director since 2013 Inovalon Committees • Audit • Compensation • Nominating and Corporate Governance • Security and Compliance	Other Public Company Directorships • Popular, Inc. • CRH public limited company

Mr. Teuber has served as a director of Inovalon since 2013. Mr. Teuber is the former Vice Chairman of EMC Corporation, where he held the role from May 2006 until September 2016, when EMC Corporation was acquired by Dell Technologies, Inc. As Vice Chairman of EMC Corporation, Mr. Teuber focused on strategy and business development in emerging markets, assisted with government relations and worked closely with the Board of Directors. From 2006 to 2012, he oversaw EMC Corporation's global sales and distribution organization, responsible for driving EMC Corporation's growth and market leadership worldwide. Before that, he was EMC Corporation's Chief Financial Officer from 1996 to 2006, responsible for the global financial operations of EMC Corporation's consolidated business worldwide, including financial planning and reporting, balance sheet management, foreign exchange, audit, tax, treasury, investment banking, governance and investor relations programs. Prior to joining EMC Corporation, Mr. Teuber was a partner in the Audit and Financial Advisory Services practice of Coopers & Lybrand LLP from 1998 to 1995.

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Mr. Teuber is a member of the board of directors of CRH, a global diversified building materials group based in Ireland. Mr. Teuber is also a member of the board of directors of Popular Inc., a diversified financial services company based in Puerto Rico that includes Banco Popular as a holding, where he serves as Lead Independent Director. He also serves on the Board of Trustees of the College of the Holy Cross, located in Worcester, Massachusetts.

We believe that Mr. Teuber's significant financial and accounting expertise, his extensive insight into the global big data and cloud computing technology marketplace, and his experience providing strategic direction to a large public technology company qualify Mr. Teuber to serve as one of our directors. Mr. Teuber holds an MBA degree from Babson College, a Master of Science in Taxation from Bentley College, and a Bachelor's degree from the College of the Holy Cross.

Meetings and Meeting Attendance

During 2016, the Board met twelve times, our Audit Committee met eight times, our Compensation Committee met four times, our Nominating and Corporate Governance Committee met three times, and our Security and Compliance Committee met four times. All of our directors attended 75% or more of the aggregate of all Board meetings and meetings of the committees on which he or she served during the last fiscal year during the period in which he or she served as a director. Directors are expected to attend our annual meeting of stockholders.

Board Committees

The Board has established four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Security and Compliance Committee. Each of these committees has the composition and responsibilities described below. Members serve on these committees until their resignations or until otherwise determined by the Board.

Committees of the Board

Name	Audit	Compensation	Nominating and Corporate Governance	Security and Compliance
Keith R. Dunleavy, M.D.				Member
Denise K. Fletcher	Chair	Member	Member	Member
William D. Green		Member	Member	Member
André S. Hoffmann			Chair
Lee D. Roberts	Member	Chair
William J. Teuber, Jr.	Member	Member	Member	Chair

Below is a description of each standing committee. Each committee has authority to engage legal counsel or other advisors or consultants as it deems appropriate to carry out its responsibilities.

Audit Committee

The composition of our Audit Committee meets the requirements for independence under the current NASDAQ and SEC rules and regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In addition, the Board has determined that Ms. Fletcher, Mr. Teuber, and Mr. Roberts are "audit committee financial experts" as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. This designation does not impose on them any duties, obligations, or liabilities

Board of Directors	9

that are greater than are generally imposed on members of our Audit Committee and the Board. Our Audit Committee is responsible for, among other things, oversight related to:

•
our accounting and financial reporting processes;

•
the integrity of our financial statements;

•
our policies and procedures to fulfill our responsibilities regarding the fair and accurate presentation of our financial statements;

•
the audit of our financial statements;

•
major issues regarding accounting principles and financial statement presentations;

•
our independent registered public accounting firm's performance and qualifications; and

•
the review of all related party transactions for potential conflict of interest situations on an ongoing basis and the approval of all such transactions.

The Audit Committee is also responsible for the appointment, compensation, retention, and oversight of the work of any accounting firm engaged (including resolution of disagreements between management and such firm regarding financial reporting) for the purpose of performing audit, review, or attestation services for the Company; for the review with our independent registered public accounting firm of any audit problems or difficulties and management's response; and for assisting the Board in its oversight of our compliance with legal and regulatory requirements. Finally, the Audit Committee prepares the Audit Committee report required by SEC regulations to be included in our annual proxy statement.

Compensation Committee

The composition of our Compensation Committee meets the requirements of independence under NASDAQ Marketplace Rule 5605(a)(2). Each member of this committee is an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"). Our Compensation Committee is responsible for, among other things:

•
approving and recommending to the Board for review and approval by a majority of the independent directors, the annual compensation of the CEO and other officers, including salary, bonus, equity compensation awards and other benefits, based on the evaluation of the performance of the CEO and other officers;

•
determining the objectives of our officer compensation programs, identifying what the programs are designed to reward, and modifying (or recommending that the Board modify) the programs as necessary, consistent with such objectives and intended rewards;

•
ensuring appropriate corporate performance objectives regarding compensation of our officers are set and determining the extent to which they are achieved and any related compensation earned;

•
administering our incentive-compensation plans and equity-based plans as in effect and as adopted from time to time by the Board;

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•
preparing a Compensation Committee report on executive compensation to be included in our annual proxy statement; and

•
reviewing, approving, or recommending to the Board for approval any new equity compensation plan or any material change to an existing plan and conducting any valuations required under an equity compensation plan.

Nominating and Corporate Governance Committee

The composition of our Nominating and Corporate Governance Committee meets the requirements of independence under Nasdaq Marketplace Rule 5605(a)(2). Our Nominating and Corporate Governance Committee is responsible for, among other things:

•
identifying and recommending candidates for membership on the Board;

•
reviewing and recommending our corporate governance guidelines and policies;

•
reviewing proposed waivers of the code of conduct for directors and executive officers;

•
overseeing the process of evaluating the performance of the Board; and

•
assisting the Board on corporate governance matters.

Security and Compliance Committee

Our Security and Compliance Committee is directly responsible for, among other things, oversight related to:

•
our compliance with law, rules and regulations, including the health insurance portability and accountability act ("HIPAA");

•
our privacy and security programs, including:

o
the security and protection of protected health information ("PHI");
o
physical security of our properties, including our datacenters; and
o
security of platform, network and big data systems and software;

•
the periodic review and assessment of the adequacy and functionality of our privacy and security programs;

•
ensuring that our privacy and security programs are aligned with our and our clients' business objectives and goals;

•
our disaster recovery and business continuity plans; and

•
in conjunction with the Board and our Chief Executive Officer, the roles and responsibilities of our Chief Technology Officer, Chief Security Officer, Chief Compliance Officer, and Chief Privacy Officer.

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Communicating with the Board

The Board provides a process for stockholders and all other interested parties to send communications to the Board. Any stockholder and all other interested parties who wish to communicate with the Board or any specific director, including the Chairman, may write to:

Inovalon Holdings, Inc.
Attention: Board of Directors
C/O Shauna L. Vernal
Chief Legal Officer and Corporate Secretary
4321 Collington Road
Bowie, Maryland 20716

Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters. Instructions for making a report are also available at http://investors.inovalon.com.

Director Compensation

Fiscal Year 2016 Director Compensation

This table describes the cash and equity portions of the annual retainer paid to each non-employee director in fiscal year 2016. Dr. Dunleavy, who is our Chief Executive Officer, receives no compensation for his service as a director. The compensation received by Dr. Dunleavy as an employee is described in Part 5 – "Named Executive Officer Compensation – Summary Compensation Table."

Name	Fees Earned or paid in cash(1) ($)	Equity awards(2) ($)	Total ($)
Denise K. Fletcher	57,500	125,007	182,507
William D. Green(3)	22,500	125,014	147,514
André S. Hoffmann	57,500	125,007	182,507
Lee D. Roberts	57,500	125,007	182,507
William J. Teuber, Jr.	57,500	125,007	182,507

(1)
Represents retainer for service as a director, which is paid in quarterly installments. An increase in the annual retainer from $50,000 to $60,000 became effective during the second quarter of 2016. Following the increase, fees are paid in quarterly installments of $15,000.
(2)
The valuation of equity awards is based on the grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"). The assumptions used to calculate the fair value of equity awards are set forth in the section entitled "Critical Accounting Policies" under Item 7 and Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016. During 2016, each non-employee director was eligible to receive an equity award that had a value of approximately $125,000, calculated by dividing $125,000 by the closing price per share of our Class A common stock on the date of the grant. Accordingly, on May 19, 2016, the Company granted each non-employee director (other than Mr. Green (see footnote three below)), 6,861 restricted stock awards ("RSAs") pursuant to the Company's 2015 Omnibus Incentive Plan. The number of such RSAs was calculated by dividing $125,000 by the closing price per share of our Class A common stock on the date of the grant, which equaled $18.22 per share, for an aggregate grant date fair value of $125,007. The RSAs granted to the non-employee directors fully vest upon the one-year anniversary of the award grant date, subject to continued service as a director through the vesting date. Upon vesting, the Company will deliver shares of the Company's Class A common stock to the holders.

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(3)
Mr. Green was appointed to the Board on August 15, 2016. As such, he received a pro rata portion of his $60,000 annual cash compensation in 2016. In connection with his appointment, on August 17, 2016, the Company granted Mr. Green 8,351 RSAs pursuant to the Company's 2015 Omnibus Incentive Plan as an onboarding grant. The number of such RSAs was calculated by dividing $125,000 by the closing price per share of our Class A common stock on the date of the grant, which equaled $14.97 per share, for an aggregate grant date fair value of $125,014. The RSAs granted to Mr. Green fully vest upon the one-year anniversary of the award grant date, subject to continued service as a director through the vesting date. Upon vesting, the Company will deliver shares of the Company's Class A common stock to the holder.

Based upon and following receipt of the advice of Pearl Meyer & Partners ("Pearl Meyer"), in February 2016, the Compensation Committee recommended to the Board, and the Board considered and adopted, certain changes to the compensation payable to our Board. Specifically, following the Compensation Committee's review of comparables and metrics in third party studies and reports, and the recommendations of Pearl Meyer, in February 2016, the Compensation Committee recommended to the Board, and the Board considered and approved, an increase in the annual cash retainer for each non-employee director from $50,000 to $60,000, and an increase in the annual award payable in equity for each non-employee director from $75,000 to $125,000, effective April 1, 2016.

As such, each non-employee director receives an annual cash retainer of $60,000, an annual award of $125,000 payable in equity, and reimbursement for his or her reasonable out-of-pocket expenses incurred in attending meetings of the Board and its committees. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our certificate of incorporation and bylaws. The annual award of $125,000 payable in equity is granted in the form of RSAs, which fully vest on the first anniversary of the grant date, subject to continued service as a director through the vesting date.

Director Stock Ownership Guidelines – The Board has adopted stock ownership guidelines for the non-employee directors. Each non-employee director is required, within the later of (i) five years from his or her initial election or appointment to the Board or (ii) five years from March 21, 2016, the effective date of the stock ownership guidelines, to own an amount of the Company's Class A common stock (or shares convertible into Class A common stock including the Company's Class B common stock) having an aggregate value equal to at least five times the annual cash retainer component of the non-employee director's compensation. Time-vested restricted stock and time-vested restricted stock units will be included when determining an individual's stock ownership. Time-vested but unexercised stock options that are in-the-money will also be included when determining an individual's stock ownership to the extent of their intrinsic value (i.e., the difference between the strike price and the current market price of the Company's Class A common stock, multiplied by the number of vested stock options). Unvested restricted stock or restricted stock units, unvested options, and vested but unexercised options that are not in-the-money will not be counted toward meeting the stock ownership guidelines. Currently, we believe that all non-employee directors are on track to meet or have met the stock ownership guidelines within the required time periods.

Certain Relationships and Related Transactions

In addition to the executive officer and director compensation arrangements discussed elsewhere in this Proxy Statement, since January 1, 2016, there have not been any transactions to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed $120,000 and in which any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Stockholders' Agreement

We are a party to the Second Amended and Restated Stockholders Rights Agreement, dated September 15, 2014 ("Stockholders' Agreement"), with the existing holders of our Class B common stock, including Keith R. Dunleavy,

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M.D., our CEO and Chairman, André S. Hoffmann, a member of the Board, Denise K. Fletcher, a member of the Board, and William J. Teuber, a member of the Board. In addition, any of our executive officers or directors who exercise options to purchase our Class B common stock will become a party to the Stockholders' Agreement at such time. These stockholders are entitled to rights with respect to the registration of their shares for resale.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our restated bylaws also require us to advance expenses incurred by our directors and officers.

Shareholders Voting Agreement

We are a party to the Shareholders Voting Agreement, dated September 15, 2008 (the "Shareholders Voting Agreement"), with the holders of a majority of our Class B common stock, including Keith R. Dunleavy, M.D., our CEO and Chairman, and André S. Hoffmann, a member of the Board, or entities controlled by them. Under the Shareholders Voting Agreement, the parties agreed to vote all shares of our voting capital stock, then owned and subsequently acquired by them, to elect André S. Hoffmann (or another individual mutually agreed upon by the parties) to the Board. Unless otherwise agreed by the holders of a majority of the shares subject to the agreement, the Shareholders Voting Agreement will terminate on the earliest to occur of the following: (i) as to Mr. Hoffmann, at such time as he owns less than 10% of our outstanding capital on a fully diluted basis; (ii) as to the other parties to the agreement, at such time as they own, in the aggregate, less than 50% of our outstanding capital stock on a fully diluted basis; and (iii) September 15, 2018.

Equity Grants to Executive Officers and Directors

We have granted equity awards to our executive officers and directors, as more fully described in the sections of this Proxy Statement entitled "Named Executive Officer Compensation" and "Director Compensation," respectively.

Review, Approval, or Ratification of Transactions with Related Parties

Our policy and the charters of our Audit Committee and our Nominating and Corporate Governance Committee require that any transaction with a related party that must be reported under applicable rules of the SEC (other than compensation-related matters) must be reviewed and approved or ratified by the Audit Committee, unless the related party is, or is associated with, a member of that committee, in which event the transaction must be reviewed and approved by the Nominating and Corporate Governance Committee.

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PART 3 – EXECUTIVE OFFICERS

Backgrounds

The following table provides information regarding our executive officers and key officers.

Name	Age	Position
Keith R. Dunleavy, M.D.	47	Chief Executive Officer and Chairman of the Board
Robert A. Wychulis	62	President
Christopher E. Greiner	41	Chief Financial & Operating Officer
Christopher Hand	56	Chief Growth Officer
Dan Mendelson	52	President of Avalere Health
Shauna L. Vernal	47	Chief Legal Officer and Corporate Secretary

Set forth below is a description of the background of our executive and key officers, except Dr. Dunleavy. Dr. Dunleavy's background is described above under Part 2 – "Board of Directors – Our Director Nominees."

Robert A. Wychulis, President

Mr. Wychulis has served as our President since May 2014. In this role, Mr. Wychulis serves as the general manager of Inovalon, ultimately responsible for all aspects of Inovalon's goals and commitments around day-to-day product and service delivery, performance, support, and client value achievement.

Prior to joining Inovalon, from 2008 to May 2014, Mr. Wychulis served as the President of the WellPoint New York government program health plan, HealthPlus, an Amerigroup company, where he was responsible for the management of the company's product portfolio within the New York region. Prior to joining WellPoint/Amerigroup, from 2003 to 2008, Mr. Wychulis served as President and CEO of the Florida Association of Health Plans, where he grew the association from eight to 26 plans in four years. From 1995 to 2002, Mr. Wychulis served as President and CEO of HealthPlan Southeast, a North Florida managed care company comprised of state employee, commercial and Medicaid/CHP contracts.

Mr. Wychulis received his Bachelor of Political Science degree from the City College of New York and his Masters of Health Administration and Planning from the Wagner School of Public Administration at New York University.

Christopher E. Greiner, Chief Financial & Operating Officer

Mr. Greiner serves as our Chief Financial & Operating Officer, roles he has held since November 2016. Prior to this combined role, Mr. Greiner served as Inovalon's Chief Product and Operations Officer, a position he held since May 2013. In his combined CFO & COO role, Mr. Greiner is responsible for the strategic oversight and leadership of the management, planning, implementation and execution of all operational and financial activities, reporting, audit, and related compliance obligations of the Company.

Prior to joining Inovalon in May 2013, from November 2012 to April 2013, Mr. Greiner served as a Vice President at Computer Sciences Corporation, where he was responsible for financial management of the company's commercial portfolio. From April 1999 to November 2012, Mr. Greiner served as the combined Chief Operating Officer and Chief Financial Officer of IBM's Business Analytics division. Prior to this position, Mr. Greiner was responsible for IBM's global services business based in Shanghai, China, and Tokyo, Japan. Additionally, Mr. Greiner fulfilled multiple roles

Executive Officers	15

in finance and operations both within IBM's U.S. business and overseas operations in Australia, India, China, Hong Kong, Taiwan, and Singapore.

Mr. Greiner received a Bachelor of Business Administration in Finance and Economics from Baylor University.

Christopher P. Hand, Chief Growth Officer

Mr. Hand serves as our Chief Growth Officer, a position he has held since October 2016. In this role, Mr. Hand is responsible for the design and execution of the overall business development of the Company and its affiliates, inclusive of sales, marketing, go-to-market strategies, channel relationships, strategic partnerships and alliances.

Prior to joining Inovalon, Mr. Hand served as Senior Vice President of Sales at Dealertrack Technologies from 2014 to 2015, a $1 billion cloud-based software-as-a-service (SaaS) solutions and services provider. Prior to Dealertrack, Mr. Hand served at Hewlett Packard's Enterprise Services, a $23 billion global division of HP, as Vice President, Worldwide Enterprise Strategic Cloud Sales from 2011 to 2014. In this role, Mr. Hand was responsible for expanding and leading the global strategic sales campaign and channels to market for HP Enterprise Services' Hybrid Cloud Solutions.

Prior to his tenure at HP, Mr. Hand served as Senior Vice President, Worldwide Sales and on the Operating Committee including Mobile Cloud SaaS solution sales for Motricity from 2009 to 2011, and previously held strategic sales leadership positions at Avaya, Alcatel, 3COM and the Timeplex division of Unisys.

Mr. Hand received his Bachelor's Degree from Syracuse University, Whitman Business School in Business Marketing and Personnel Management and has completed Leadership Best Practices, PLD Program for Leadership Development, Changing the Game-Decision Making and Aligning Sales and Strategy at Harvard Business School – Executive Education.

Dan Mendelson, President of Avalere Health

Since its formation in 2000, Dan Mendelson has served as President of Avalere Health, Inc. ("Avalere Health"), a subsidiary of Inovalon acquired in September 2015. Avalere Health is a vibrant community of innovative thinkers dedicated to solving the challenges of the healthcare system through data-driven advisory services and business intelligence products. As President of Avalere Health, Mr. Mendelson leads the organization's focus on bringing data-enabled strategic guidance and tools to the full array of healthcare companies – from pharmaceuticals and life sciences, to managed care and providers.

Prior to founding Avalere Health, Mr. Mendelson served as Associate Director for Health at the Office of Management and Budget (OMB) in the Clinton White House from 1998 to 2000. He was responsible for the full healthcare portfolio including Medicare, Medicaid, the National Institutes of Health (NIH) Centers for Disease Control and Prevention (CDC) and the Federal Drug Administration (FDA). His work included development of the Medicare pharmaceutical benefit, Presidential initiatives in health information technology and medical error prevention, the electronic disease surveillance system, and federal policies in reimbursement and technology assessment.

Preceding his position at OMB, from 1990 to 1998, Mr. Mendelson was Senior Vice President of The Lewin Group and Director of the Medical Technology Practice. During his eight-year tenure at Lewin, he had a range of responsibilities, including management of a transnational pharmaceutical and medical device consulting practice. Between 1994 and 1996, Mr. Mendelson was also closely involved in the operations of Value Rx, a pharmacy benefit management company (PBM). He also actively assisted both Value Health and Quintiles Transnational in due diligence on acquisitions.

Executive Officers	16

Mr. Mendelson presently serves on the Board of Champions Oncology (CSBR) and is on the faculty of the Wharton School of Business at the University of Pennsylvania. He previously served on the boards of Coventry Healthcare (sold to Aetna in 2013), PharMerica Corporation (PMC), and HMS holdings (HMSY).

Mr. Mendelson has published widely in peer-reviewed and professional journals on health information technology, the costs of disease, hospital costs and operations, physician payment, the economics of managed care, medical malpractice and a range of other topics. He holds an undergraduate degree in economics and viola performance from Oberlin College, and a Masters in Public Policy from the Kennedy School of Government at Harvard University.

Shauna L. Vernal, Chief Legal Officer & Corporate Secretary

Ms. Vernal has served as our Chief Legal Officer and Corporate Secretary since August 2013. In this role, she holds responsibility for the planning, management, execution, and oversight of all legal, liability, regulatory, intellectual property, and risk management matters across all aspects of Inovalon.

Prior to joining Inovalon, Ms. Vernal served as Chief Legal Officer for Falck USA, a large provider of emergency medical services, from April 2012 to April 2013, where she oversaw all legal aspects of Falck USA's operations, including mergers and acquisitions and other strategic matters. Prior to her tenure at Falck, from September 2000 to March 2012, Ms. Vernal served in various senior strategic legal roles at Microsoft Corporation, including, for nearly nine years, mergers and acquisitions, corporate governance, and securities matters, and lastly, serving as the lead attorney and part of the leadership team for Microsoft's Worldwide Public Sector. Prior to her tenure at Microsoft, from January 1998 to August 2000, Ms. Vernal served as Senior Vice President, Chief Legal Officer, and Corporate Secretary of West Coast Bancorp. Ms. Vernal began her career as an attorney at the law firm of Graham & Dunn, P.C. in Seattle, Washington.

Ms. Vernal received her Juris Doctorate with honors from the University of Washington and her Bachelors of Business Administration, Summa Cum Laude, from California Lutheran University. She also graduated with Honors from Pacific Coast Banking School, executive business management training for financial institution executives and regulators.

Election of Officers

Our executive officers are elected by, and serve at the discretion of, the Board. There are no family relationships among any of our directors or executive officers.

Executive Officers	17

PART 4 – COMPENSATION DISCUSSION AND ANALYSIS

Overview

Our Compensation Discussion and Analysis describes our executive compensation program and the decisions in fiscal year 2016 regarding the compensation for:

  •
  Keith R. Dunleavy, M.D., our Chief Executive Officer and Chairman of the Board;
  •
  Robert A. Wychulis, our President;
  •
  Christopher E. Greiner, our Chief Financial & Operating Officer;
  •
  Thomas R. Kloster, our former Chief Financial Officer;(1)
  •
  Joseph R. Rostock, our former Chief Technology Officer;(2) and
  •
  Shauna L. Vernal, our Chief Legal Officer.

(1)
Mr. Kloster's employment as the Company's Chief Financial Officer ended on October 31, 2016. Mr. Kloster remained an employee of the Company through December 2, 2016 to assist in the transition of his duties to Mr. Greiner.

(2)
Mr. Rostock's employment as the Company's Chief Technology Officer ended on March 28, 2017. Mr. Rostock will remain an employee of the Company through May 12, 2017 to assist in transitioning his duties.

We refer to these executive officers collectively in this Compensation Discussion and Analysis and the accompanying compensation tables as the "Named Executive Officers."

We believe our 2016 Named Executive Officer compensation demonstrates our commitment to aligning executive pay with Company performance. While our overall 2016 results generally did not meet our original financial goals and expectations, we believe that our Named Executive Officers, individually and collectively with their business units, continued our efforts and investments to drive strong and important progress expanding our capabilities and industry leadership for the long-term. As such, short-term cash bonus compensation awards for our Named Executive Officers were significantly below available target opportunity levels in 2016 and a larger portion of compensation was awarded in the form of long-term equity. We believe such 2016 compensation reflects lower Company performance levels for 2016 in the short-term, with equity awards providing opportunities for our Named Executive Officers to benefit from future successes in our business through the appreciation of the value of their long-term equity awards, increasing the alignment of our Named Executive Officers' interests and contributions with the long-term interests of our stockholders.

This Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each element of compensation that we provide. In addition, we explain how and why the Compensation Committee arrived at the specific compensation policies and decisions involving our Named Executive Officers during fiscal year 2016.

Executive Compensation Philosophy, Objectives and Design

Our compensation philosophy is to provide an executive compensation program that rewards our management team for meeting our long-term business strategy, while rewarding the individual contributions of the team members. Our executive compensation program is designed to achieve the following objectives:

  •
  attract, motivate and retain employees at the executive level who contribute to our long-term success;

Compensation Discussion and Analysis	18

  •
  provide compensation packages to our executives that are competitive, reward the achievement of our business objectives and effectively align their interests with those of our stockholders;

  •
  increase the incentive to achieve key strategic performance measures by linking incentive award opportunities to the achievement of performance objectives and by providing a portion of total compensation for executive officers in the form of ownership in the Company; and

  •
  promote teamwork while also recognizing the individual role each executive officer plays in our success.

Our executive compensation program design uses a mix of compensation elements including base salary, cash bonuses, long-term equity incentive awards, and benefits, including the acceleration of the vesting of equity awards in connection with a change in control to attract and maintain key personnel. In 2016, long-term equity incentive compensation took the form of restricted stock awards ("RSAs") and long-term equity incentive performance awards ("LTI Awards").

In 2016, each of our Named Executive Officers (other than Dr. Dunleavy) was provided with a total target compensation amount determined as a percentage of such Named Executive Officer's base salary ("Total Target") and based on individual and corporate performance and job level. Such Total Targets are comprised of the cash bonus opportunity, the RSA opportunity, and the LTI Award opportunity, each of which makes up a percentage of the Total Target. For each of Messrs. Wychulis and Greiner, the Total Target opportunity was 250% of their base salary, comprised of 50% cash bonus opportunity, 125% RSA opportunity, and 75% LTI Award opportunity. For each of Messrs. Rostock and Kloster, the Total Target opportunity was 190% of their base salary, comprised of 50% cash bonus opportunity, 90% RSA opportunity, and 50% LTI Award opportunity. For Ms. Vernal, the Total Target opportunity was 160% of her base salary, comprised of 50% cash bonus opportunity, 75% RSA opportunity, and 35% LTI Award opportunity.

As set forth in the chart below, and discussed in greater detail in the section entitled "Executive Compensation Program Elements", we believe that our Named Executive Officers' compensation for fiscal year 2016 reflects individual achievement of goals, objectives and accomplishments of each Named Executive Officer in 2016 as well as overall Company financial performance.

	2016 Base Salary	2016 Total Target Incentive Opportunity	2016 Total Target Incentive Opportunity	2016 Actual Total Target Incentive Payout	2016 Actual Total Target Incentive Payout
Named Executive Officer	($)	(% of Base Salary)	($)	(% of Base Salary)(3)	($)(3)	(%)(4)
Keith R. Dunleavy, M.D.(1)	205,000	—	—	—	—	—
Robert A. Wychulis	425,000	250%	1,062,500	255%	1,087,500	102%
Christopher E. Greiner	465,000	250%	1,162,500	243%	1,131,000	97%
Thomas R. Kloster(2)	350,000	190%	665,000	—	—	—
Joseph R. Rostock	360,000	190%	684,000	76%	273,600	40%
Shauna L. Vernal	300,000	160%	480,000	80%	240,000	50%

(1)
Dr. Dunleavy is not eligible for any incentive compensation.

(2)
Mr. Kloster's employment as the Company's Chief Financial Officer ended on October 31, 2016. Mr. Kloster remained an employee of the Company through December 2, 2016 to assist in the transition of his duties to Mr. Greiner. Mr. Kloster did not receive any Total Target incentive compensation for performance in 2016.

(3)
Comprised of cash bonus, value of RSA and value of LTI Award received in March 2017 for performance in 2016, each as discussed in further detail below.

(4)
Represents percentage of achievement of Total Target incentive opportunity.

Actual payouts of the Total Targets for each Named Executive Officer (other than Dr. Dunleavy) are recommended by the Chief Executive Officer, with consultation and approval by the Compensation Committee, and payment is

Compensation Discussion and Analysis	19

dependent upon: (i) the Company's performance (success, profitability, and other metrics) and funding of any bonus pools within the ranges approved by the Board; (ii) performance of the departments and personnel that the executive officer is responsible for supervising, in accordance with the budget, metrics and strategic objectives that may be established by the Board from time to time; and (iii) the executive officer's individual performance. As with all executive compensation, determination of Total Target opportunity and actual payouts thereon are subject to modification by the Compensation Committee as determined appropriate each year in connection with the Compensation Committee's duties to review executive compensation. Further, the Compensation Committee continuously looks at the overall compensation package and the relative amount of each element on an individual basis for each Named Executive Officer to determine whether such amounts and mix of components further the basic principles and objectives of our overall compensation program.

As noted above, a significant portion of the compensation opportunity for our Named Executive Officers is weighted towards equity (in the form of RSAs and LTI Awards), as opposed to fixed value compensation (in the form of cash bonuses). Our Compensation Committee believes that making equity awards a key component of executive compensation focuses our leadership team on the achievement of our long-term strategic and financial goals, thereby aligning their interests with those of our stockholders.

We evaluate our compensation philosophy and compensation programs as circumstances require, and at a minimum, we review our executive compensation annually. As part of this review process, we apply our values and the objectives outlined above, while also considering whether our proposed compensation ensures that we remain competitive for talent, that we meet our retention objectives, and that our cost of replacement for a key employee is reasonable.

Compensation Setting Process

The compensation of our Named Executive Officers is approved and recommended to the Board for approval annually by our Compensation Committee. Our Chief Executive Officer typically provides annual recommendations to the Compensation Committee and discusses with the Compensation Committee the compensation and performance of our executive officers, other than himself. Our Chief Executive Officer bases his recommendations in part upon his review of the performance of our executive officers. Our Compensation Committee may exercise its discretion in modifying any recommended compensation adjustments or awards to executives. Our Compensation Committee reviews the performance of our Chief Executive Officer and meets in executive session without him to evaluate his performance and determine his compensation. In addition, Compensation Committee meetings typically have included, for all or a portion of each meeting, not only the committee members and our Chief Executive Officer, but also our Chief Financial & Operating Officer and Chief Legal Officer.

Compensation Consultant

To support the Compensation Committee in fulfilling its duties, the Compensation Committee has retained an external compensation consultant to assist with its design and evaluation of compensation for our executive officers and directors. Pursuant to its charter, the Compensation Committee has the sole authority to retain, and replace as needed, compensation consultants to provide independent advice to the Compensation Committee, as well as the sole authority to approve the consultants' fees and other terms and conditions of retention.

During fiscal years 2015 and 2016, the Compensation Committee retained Pearl Meyer to provide executive and director compensation consulting services and provide recommendations for compensation. During fiscal years 2015 and 2016, Pearl Meyer did not provide any additional services to the Company or the Company's affiliates other than the compensation consulting services described herein.

Compensation Discussion and Analysis	20

Based upon and following receipt of the advice of Pearl Meyer and following the Compensation Committee's review of comparables and metrics from Pearl Meyer and in third party studies and reports, in November 2015, the Compensation Committee recommended to the Board, and the Board considered and adopted, certain market-based adjustments to the annual base salaries payable to our Named Executive Officers for 2016.

Further, in May 2016, based upon the advice of Pearl Meyer and following the Compensation Committee's review of third party studies and metrics provided by Pearl Meyer, the Compensation Committee discussed the new LTI Awards, the underlying performance metrics associated therewith and the five-year cliff vesting aspect of the LTI Awards. As discussed below, the new form of LTI Award was approved by the Compensation Committee and the Board in March 2017, and LTI Awards were granted in March 2017 accordingly.

In addition to the annual undertaking of comprehensive evaluations of the Company's compensation practices for its executive officers and directors, periodically, our CEO, the Compensation Committee, and the Board seek out recommendations from Pearl Meyer pertaining to individual promotions, incentive compensation, potential personnel recruitment, and other such situations in which market compensation insight may benefit the Company.

In electing to engage Pearl Meyer, the Compensation Committee took into consideration all factors relevant to Pearl Meyer's independence from the Company's management, including those set forth in SEC and NASDAQ rules, and concluded that no conflict of interest existed that would prevent Pearl Meyer from independently advising the Compensation Committee.

Peer Group

With the assistance of Pearl Meyer, the Compensation Committee consulted market data to better inform its determination of the key elements of our compensation program in order to develop a compensation program that the Compensation Committee believes enables Inovalon to compete effectively for new employees and retain existing employees. In general, this market data consists of compensation information from both broad-based third-party compensation surveys and peer groups.

In fiscal year 2015, the Compensation Committee, based on recommendations of Pearl Meyer, determined to use the following peer group in its review and determination of compensation of our Named Executive Officers for fiscal year 2016:

Aspen Technology, Inc. athenahealth, Inc. Blackbaud Inc. Benefitfocus, Inc. CoStar Group, Inc.	HMS Holdings Corp. NetSuite Inc. Medidata Solutions, Inc. Quality Systems Inc. Splunk, Inc.	Tableau Software, Inc. The Advisory Board Company The Ultimate Software Group, Inc. Tyler Technologies, Inc. Veeva Systems Inc.

Because publicly-filed compensation data is generally limited to those of a company's chief executive officer, chief financial officer and three most highly paid executive officers (other than the chief executive officer and the chief financial officer), the Compensation Committee also utilized other market data from Pearl Meyer, including third-party compensation surveys, in determining the compensation for our Named Executive Officers.

The Compensation Committee selected the companies in our peer group and utilized data from third-party compensation surveys because it believes that these companies compete with us for executive talent and were similar to us in revenue growth rate, market capitalization, industry, and size. The Compensation Committee also determined that the companies in the peer group generally have executive officer positions that are comparable to ours in terms of breadth, complexity and scope of responsibilities. While we compete for executive talent to some degree with

Compensation Discussion and Analysis	21

companies that have revenues significantly in excess of those represented in the surveys and peer group, we believe that the companies represented in the surveys and peer group similarly compete with such larger companies and hence are an appropriate comparison for our employment market.

The Compensation Committee reviews the peer group every two years and removes companies that it no longer believes are comparable, and to the extent applicable, adds new comparable companies that have disclosed public information for which the Compensation Committee can compare, including compensation paid by companies in our peer group to executives in positions comparable to those held by our executive officers.

Our Compensation Committee does not target or benchmark compensation to any particular percentile of compensation paid by other companies. Rather, our Compensation Committee considers comparator compensation data as one factor in making its compensation decisions, understanding that such data cannot be applied formulaically. Other factors include Inovalon's performance and an individual's contribution, experience and potential. After taking these factors into account, the Compensation Committee exercises its judgment in making compensation decisions to ensure that no individual element of total compensation was below a level that, in the determination of the Compensation Committee, would prevent the Company from effectively competing for talent. We believe that this approach gives the Company the flexibility to make compensation decisions based upon all of the facts and circumstances.

CEO Compensation

As set forth in the Summary Compensation Table below, in 2016, Dr. Dunleavy's compensation was comprised solely of his (i) base salary, (ii) matching contributions under Inovalon's 401(k) plan, and (iii) premium payments for life insurance, with elements (ii) and (iii) being available to Dr. Dunleavy on the same basis as the benefits provided to all employees. By choice, Dr. Dunleavy does not participate in the Company's equity compensation programs and he is not eligible for a cash bonus. The Compensation Committee and the independent members of the Board approve the compensation of Dr. Dunleavy. The Company believes that the compensation of Dr. Dunleavy is significantly below competitive levels for the Company's size and industry. As the founder of Inovalon and its leader since formation, Dr. Dunleavy is focused on building long-term success, and as a significant stockholder in the Company, his personal wealth is tied directly to sustained increases in the Company's value. Accordingly, we believe that Dr. Dunleavy's significant equity ownership provides him sufficient motivation to perform his duties as CEO and Chairman of the Board.

Executive Compensation Program Elements

Base Salaries

We provide a base salary as a fixed source of compensation for our Named Executive Officers, allowing them a degree of certainty relative to the significant portion of their compensation based on equity awards with values that are generally tied to stock price. Our Compensation Committee recognizes the importance of base salaries as an element of compensation that helps to attract and retain highly qualified executive talent.

Initial base salaries of our executive officers are established through arm's length negotiation at the time the individual executive officer is hired, taking into account his or her qualifications, experience, comparable market data and prior salary level. Thereafter, our Compensation Committee generally reviews, and adjusts as necessary, base salaries for each of our Named Executive Officers, at a minimum annually. Our Compensation Committee does not apply specific formulas in setting base salary levels or determining adjustments from year to year; however, our Compensation Committee targets paying each of our Named Executive Officers base salaries believed to be applicably competitive,

Compensation Discussion and Analysis	22

generally in the upper 50% of our peer group, if such information is available, as the Compensation Committee believes such compensation level is generally required to retain our existing Named Executive Officers and to hire new executive officers when and as required.

Additionally, in setting base salary levels, our Compensation Committee may consider a range of factors, including:

•
the individual's anticipated responsibilities and experience, and cash compensation for similarly situated executives at our peer group companies,
•
our Compensation Committee members' experience and knowledge in compensating similarly situated individuals at other companies,
•
the value of the Named Executive Officer's existing equity awards, and
•
a general sense of internal pay equity among our Named Executive Officers.

In November 2015, based upon and following receipt of the advice of Pearl Meyer and following the Compensation Committee's review of comparables and metrics from Pearl Meyer and in third party studies and reports, the Compensation Committee recommended to the Board, and the Board considered and adopted, certain market-based adjustments to the annual base salaries payable to our Named Executive Officers. Additionally, in connection with Mr. Greiner's promotion to the joint position of Chief Financial & Operating Officer in November 2016, Mr. Greiner's annual base salary was increased by $65,000, from $400,000 to $465,000. In increasing Mr. Greiner's annual base salary, the Compensation Committee took into account the recommendations of our CEO, which were based upon his assessment of Mr. Greiner's skills, qualifications, responsibilities, and experience, as well as his assessment of the competitive market and the significantly expanded scope of Mr. Greiner's responsibilities in connection with his promotion. The Compensation Committee did not recommend any further adjustments to base salaries of our Named Executive Officers in 2016 and 2017, as noted in the table below.

Named Executive Officer	Base Salary in 2016 ($)	Base Salary in 2017 ($)
Keith R. Dunleavy, M.D.	205,000	205,000
Robert A. Wychulis	425,000	425,000
Christopher E. Greiner	465,000	465,000
Thomas R. Kloster(1)	350,000	—
Joseph R. Rostock	360,000	360,000
Shauna L. Vernal	300,000	300,000

(1)
Mr. Kloster's employment as the Company's Chief Financial Officer ended on October 31, 2016. Mr. Kloster remained an employee of the Company through December 2, 2016 to assist in the transition of his duties to Mr. Greiner.

Cash Bonus

To maintain a competitive compensation program, in addition to base salaries, we also provide cash compensation in the form of cash bonuses. Our Named Executive Officers are eligible to receive a target cash bonus equal to a percentage of their base salary based on, among other factors, achievement of corporate financial goals and operational objectives and subject to the discretion of the Compensation Committee. The Compensation Committee believes that the use of performance-based cash bonuses helps motivate our employees, including our Named Executive Officers, to achieve our short-term financial and operational objectives while making progress towards our longer-term growth and other goals.

The Compensation Committee considers multiple factors in making its determination or recommendation as to cash bonus potentials and payouts, including individual performance, the recommendations of our CEO for all Named

Compensation Discussion and Analysis	23

Executive Officers other than the CEO, and any compensation consultant's benchmarking report regarding cash bonus potential and total compensation awarded by our peer group, as applicable in any given year. Cash bonuses, as approved by the Compensation Committee, are traditionally awarded in the first quarter for performance in the preceding year.

Based on overall Company performance, performance of the business unit each Named Executive Officer oversees, and individual achievement of professional development goals, objectives and accomplishments of each Named Executive Officer in 2016, as evaluated by the CEO and presented to the Compensation Committee and the Board, annual cash bonuses were paid out in March 2017 for performance in fiscal year 2016 as noted in the table below:

Named Executive Officer	2016 Cash Bonus Target (% of Base Salary)	2016 Cash Bonus Target ($)	2016 Actual Cash Bonus Payout ($)	2016 Actual Bonus Payout (% of Base Salary)
Keith R. Dunleavy, M.D.	—	—	—	—
Robert A. Wychulis	50%	212,500	127,500	30%
Christopher E. Greiner	50%	232,500	123,000	26%
Thomas R. Kloster(1)	50%	175,000	—	—
Joseph R. Rostock	50%	180,000	72,000	20%
Shauna L. Vernal	50%	150,000	75,000	25%

(1)
Mr. Kloster's employment as the Company's Chief Financial Officer ended on October 31, 2016. Mr. Kloster remained an employee of the Company through December 2, 2016 to assist in the transition of his duties to Mr. Greiner. Mr. Kloster did not receive a cash bonus for 2016.

Long-Term Equity Incentive Awards

RSAs

We believe that providing long-term incentives in the form of equity awards encourages our Named Executive Officers to take a long-term outlook and provides our Named Executive Officers with an incentive to manage our Company from the perspective of an owner with an equity stake in the business. By providing opportunities for our Named Executive Officers to benefit from future successes in our business through the appreciation of the value of their equity awards, the Compensation Committee believes that equity awards align our Named Executive Officers' interests and contributions with the long-term interests of our stockholders. In addition, the Compensation Committee believes that offering meaningful equity ownership in our Company assists us in retaining our Named Executive Officers and other key employees.

Generally, our executive officers are granted equity awards at the time of hire, in the form of RSAs, the size and form of which are determined at the time of hire of the individual executive officer, taking into account the anticipated role, his or her qualifications, experience, comparable market data and prior compensation level. The vesting for RSAs granted to our executive officers upon hire generally occurs over a five-year period with 20% of the award vesting annually over such five-year period, subject to an executive officer's continued provision of services to the Company through each applicable vesting date.

As noted above, RSAs are also paid to our Named Executive Officers as part of their annual performance evaluation as one component of their Total Target payouts and based on a percentage of an executive officer's base salary. The Compensation Committee believes that, since the Company's annual RSAs require an executive officer's continued provision of services to the Company through each applicable vesting date, the annual RSAs serve as effective retention tools.

Compensation Discussion and Analysis	24

Based on overall Company performance, performance of the business unit each Named Executive Officer oversees, and individual achievement of professional development goals, objectives and accomplishments of each Named Executive Officer in 2016, as evaluated by the CEO and presented to the Compensation Committee and the Board, the following RSAs were granted to our Named Executive Officers in March 2017 for performance in fiscal year 2016:

Named Executive Officer	2016 Target RSA (% of Base Salary)	2016 Target RSA ($)	2016 Actual RSA Payout ($)	2016 Actual RSA Payout (% of Base Salary)
Keith R. Dunleavy, M.D.	—	—	—	—
Robert A. Wychulis	125%	531,250	768,750	181%
Christopher E. Greiner	125%	581,250	798,750	172%
Thomas R. Kloster(1)	90%	315,000	—	—
Joseph R. Rostock	90%	324,000	129,600	36%
Shauna L. Vernal	75%	225,000	112,500	38%

(1)
Mr. Kloster's employment as the Company's Chief Financial Officer ended on October 31, 2016. Mr. Kloster remained an employee of the Company through December 2, 2016 to assist in the transition of his duties to Mr. Greiner. Mr. Kloster did not receive an RSA for 2016.

For 2016, Messrs. Wychulis and Greiner were awarded RSAs in excess of their target percentage of base salary for their extraordinary efforts and the instrumental role each played in driving forward achievement of the Company's long-term financial, business and operational goals.

LTI Awards

In 2016, following advice and consulting with Pearl Meyer, our Compensation Committee authorized a new type of equity award, which we refer to as the LTI Award, under the Company's 2015 Omnibus Incentive Plan. The LTI Awards are comprised of two components: (1) 50% of an LTI Award vests in the event that an employee is still employed by the Company five years following the grant date; and (2) 50% of an LTI Award is contingent upon achieving three-year performance goals and remaining employed through the fifth anniversary of the grant date. If the performance goals are met, the LTI Award holder "earns" his or her LTI Award, but the award remains subject to the service-based cliff vesting condition until the fifth anniversary of the grant date.

Specifically, as to the performance-based aspect of the LTI Awards, 25% is dependent on achieving a revenue goal implicated by the Company's three-year projection, and 25% is dependent on achieving an EBITDA goal implicated by the three-year projection. The Compensation Committee has authority to interpret or apply certain revenue and EBITDA goal adjustments as may be necessary each year to offset for or against various matters that would be outside of the spirit of the LTI Award. The Compensation Committee believes that providing a percentage of long-term equity compensation that is at risk based on pre-determined performance criteria better aligns executive officer compensation to stockholder interests and the long-terms goals of the Company.

Based on overall Company performance, performance of the business unit each Named Executive Officer oversees, and individual achievement of professional development goals, objectives and accomplishments of each Named Executive

Compensation Discussion and Analysis	25

Officer in 2016, as evaluated by the CEO and presented to the Compensation Committee and the Board, the following LTI Awards were granted to our Named Executive Officers in March 2017:

Named Executive Officer	Target LTI Award (% of Base Salary)	Target LTI Award ($)	Actual LTI Award Granted ($)	Actual LTI Award Granted (% of Base Salary)
Keith R. Dunleavy, M.D.	—	—	—	—
Robert A. Wychulis	75%	318,750	191,250	45%
Christopher E. Greiner	75%	348,750	209,250	45%
Thomas R. Kloster(1)	50%	175,000	—	—
Joseph R. Rostock	50%	180,000	72,000	20%
Shauna L. Vernal	35%	105,000	52,500	18%

(1)
Mr. Kloster's employment as the Company's Chief Financial Officer ended on October 31, 2016. Mr. Kloster remained an employee of the Company through December 2, 2016 to assist in the transition of his duties to Mr. Greiner. Mr. Kloster did not receive an LTI Award for 2016.

Employee Stock Purchase Plan

Participation in the 2015 Employee Stock Purchase Plan ("ESPP") is available to all Named Executive Officers on the same basis as our other employees. However, any Named Executive Officers who are 5% stockholders, or would become 5% stockholders as a result of their participation in the ESPP, are ineligible to participate in the ESPP. Under the ESPP, eligible employees can purchase shares of our Class A common stock through payroll deductions at a discounted price. The ESPP provides for six-month offering periods. At the end of each offer period, employees are able to purchase shares at 85% of the fair market value of our Class A common stock at the end of the corresponding purchase period. Since employees that participate in the ESPP have the opportunity to benefit from any appreciation in the value of the Company's Class A common stock due to the execution of the Company's long-term objectives between the beginning of each offering period and end of each purchase period, we believe that offering the ESPP aligns the interests of our broad employee base, including our Named Executive Officers, with the Company's long-term objectives.

Change in Control Payments

On May 19, 2016, our Board adopted and approved an Executive Change in Control Severance Plan (the "CIC Plan"). The CIC Plan applies to each member of the Company's (a) executive leadership team, including each of the Company's Named Executive Officers, (b) full-time employees of the Company at the level of associate vice president and above, and (c) other employees designated from time to time by the Board or a committee thereof designated by the Board (each a "Participant" and collectively, the "Participants").

The CIC Plan provides for severance benefits in the event of a qualifying termination (as defined in the CIC Plan) of a Participant's employment (a) by the Company without cause (as defined in the CIC Plan) within 60 days in advance of or within 24 months following a change in control (as defined in the Company's 2015 Omnibus Incentive Plan and as limited by the CIC Plan) or (b) by such Participant for good reason (as defined in the CIC Plan) within 24 months following a change in control. Accordingly, the CIC Plan has a "double-trigger" before any payouts are made.

Under the terms of the CIC Plan, subject to the execution and effectiveness of a release of claims against the Company, following a qualifying termination, the Company will provide the Participant a cash payment in an amount equal to the product of the Participant's applicable severance multiplier (as set forth in the CIC Plan) times the Participant's base salary in effect on the date of the qualifying termination or, if greater, in effect on the date of the change in control. Participants are each assigned applicable severance multipliers based on their level of employment. As set forth in the

Compensation Discussion and Analysis	26

CIC Plan, the applicable severance multiplier for all members of the executive leadership team, including each of our Named Executive Officers, is 1.50x. In addition, upon a qualifying termination, a Participant's unvested time and performance-based equity awards become fully vested.

The CIC Plan does not obligate the Company to provide for a gross-up payment to any Participant to offset any excise taxes that may be imposed on excess parachute payments under Section 4999 of the Internal Revenue Code of 1986, as amended.

For a quantification of the change in control arrangements of our Named Executive Officers, please see the discussion under Part 6, "Named Executive Officer Compensation – Potential Payments Upon Termination or Change in Control."

Welfare and Other Benefits

We have established a tax-qualified Section 401(k) retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Under this plan, employees may elect to defer their eligible compensation up to the statutory limit and contribute to the plan. We currently match up to 4% of any contributions made to the plan by our employees, including our Named Executive Officers. See "– Employee Benefit Plans – 401(k) Plan."

In addition, we provide other employee welfare and benefit programs to our executive officers, including the Named Executive Officers, on the same basis as all of our full-time employees. These benefits include medical, dental, and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance, accidental death and dismemberment insurance and basic life insurance coverage.

We design our employee welfare and benefit programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee welfare and benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

We generally do not provide perquisites to our executive officers, except in limited situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes.

In the future, we may provide perquisites or other personal benefits in circumstances, such as where we believe it is appropriate to assist an individual executive officer in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Other Compensation Policies

Executive Officer Stock Ownership Guidelines

To further align the long-term interests of our executives and our stockholders, the Board has adopted stock ownership guidelines for our executive officers. Each executive officer of the Company, including our Named Executive Officers, is required, upon the later of (i) five years following his or her date of hire or promotion or (ii) five years from March 21, 2016, the effective date of the stock ownership guidelines, to own an amount of the Company's Class A common stock

Compensation Discussion and Analysis	27

(or shares convertible into Class A common stock including the Company's Class B common stock) having an aggregate value at least equal to:

•
CEO – Five times the annual base salary
•
All others – Two times the annual base salary

Time-vested restricted stock and time-vested restricted stock units will be included when determining an individual's stock ownership. Time-vested but unexercised stock options that are in-the-money will also be included when determining an individual's stock ownership to the extent of their intrinsic value (the difference between the strike price and the current market price of the Company's Class A common stock, multiplied by the number of vested stock options).

Failure to meet or show sustained progress toward meeting the ownership requirements set forth in the stock ownership guidelines may result in a reduction in future long term incentive grants and/or the requirement to retain all stock obtained through the vesting or exercise of equity grants. Currently, we believe that all Named Executive Officers are on track to meet or have met the stock ownership guidelines within the required time periods.

Policy Regarding the Pricing and Timing of Equity Awards

In 2016, all equity awards to our employees, including our Named Executive Officers, and to our directors have been granted at the closing price of our stock on NASDAQ on the date of grant and reflected in our consolidated financial statements, based upon the applicable accounting guidance, based on such price. We have not adopted a policy or practice pertaining to the timing of stock option grants to executive officers relative to the timing of the release of material nonpublic information. We do not currently have any plans to implement such a policy or practice.

Insider Trading Policy and Rule 10b5-1 Sales Plans

We have an insider trading policy that prohibits our officers, directors and certain other persons from engaging in, among other things, short sales, hedging of stock ownership positions, using our securities as collateral in a margin account, the pledging of our securities as collateral for loans, and transactions involving derivative securities relating to the Company's common stock. Our insider trading policy permits our officers, directors and employees to enter into trading plans complying with Rule 10b5-1 under the Exchange Act.

Tax Considerations

Internal Revenue Code Section 162(m) limits the amount that a company may deduct for compensation paid to its chief executive officer and to certain other highly compensated officers (other than its chief financial officer) to $1,000,000 per person, unless certain exemption requirements are met. Exemptions to this deductibility limit may be made for various forms of "performance-based" compensation. In addition, salary, annual bonuses and other incentive awards, including the fair market value of restricted stock units upon payment, are treated as compensation and accordingly, in any year, such compensation may cause certain executive officer's total compensation to exceed $1,000,000. While the Compensation Committee cannot predict how the deductibility limit may impact our compensation program in future years, the Compensation Committee intends to maintain an approach to executive compensation that strongly links pay to performance. In addition, while the Compensation Committee has not adopted a formal policy regarding tax deductibility of compensation paid to our Named Executive Officers, the Compensation Committee will consider tax deductibility under Section 162(m) as a factor in compensation structure to the extent applicable. We may from time to time pay compensation or grant equity awards to our executive officers, however, that may not be deductible when, for example, we believe that such compensation is appropriate and in the

Compensation Discussion and Analysis	28

best interests of our stockholders, after taking into consideration changing business conditions and/or the executive officer's performance.

Risks Related to Compensation Policies and Practices

As part of its oversight function, our Board, and our Compensation Committee in particular, along with our management team, considers potential risks when reviewing and approving various compensation plans, including executive compensation. Based on this review, our Board has concluded that such compensation plans, including executive compensation, do not encourage risk taking to a degree that is reasonably likely to have a materially adverse impact on us or our operations.

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PART 5 – NAMED EXECUTIVE OFFICER COMPENSATION

Fiscal Year 2016 Compensation Tables

Summary Compensation Table – 2016

The following table sets forth a summary of all compensation that was awarded to, earned by or paid to, as applicable, each of our Named Executive Officers for the years ended December 31, 2016, 2015 and 2014.

Name And Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards ($)	All Other Compensation(3) ($)	Total ($)
Keith R. Dunleavy, M.D.	2016	205,000	—	—	—	5,269	210,269
Chief Executive Officer	2015	213,161	—	—	—	5,151	218,312
	2014	205,012	—	—	—	4,891	209,903
Robert A. Wychulis	2016	425,000	127,500	147,350	—	12,184	712,034
President	2015	389,257	73,667	136,134	—	10,810	609,868
	2014	201,935	218,052	—	989,302	105	1,409,394
Christopher E. Greiner	2016	410,000	123,000	1,638,675	—	16,325	2,188,000
Chief Financial &	2015	350,968	69,333	243,465	—	21,003	684,769
Operating Officer	2014	307,395	271,726	—	394,119	107,309	1,080,549
Thomas R. Kloster	2016	348,654	—	128,275	—	290,746	767,675
Fmr. Chief Financial	2015	374,916	64,133	175,016	—	21,203	635,268
Officer(4)	2014	255,776	137,500	—	999,916	412	1,393,604
Joseph R. Rostock	2016	360,000	72,000	124,810	—	10,710	567,520
Chief Technology Officer	2015	359,781	62,400	222,109	—	10,803	655,093
	2014	331,563	211,042	—	—	10,822	553,427
Shauna L. Vernal	2016	300,000	75,000	104,003	—	10,960	489,963
Chief Legal Officer	2015	279,773	52,000	586,028	—	10,412	928,213
	2014	254,038	78,000	—	—	46,131	378,169

(1)
The amounts reported in the "Bonus" column represent the cash portion of the discretionary bonus awarded to the Named Executive Officers (other than Dr. Dunleavy) by our Compensation Committee in March 2017 for service in 2016, in February 2016 for service in 2015, and in March 2015 for service in 2014, respectively.

(2)
The amounts reported in the "Stock Awards" column represent the aggregate grant date fair value of restricted stock and RSAs that were granted to our Named Executive Officers in the respective fiscal years as part of the discretionary bonus awarded by our Compensation Committee. The aggregate grant date fair values reported for fiscal years 2015 and 2014 have been revised from the amounts previously reported in our proxy statement for our 2016 annual meeting of stockholders, which amounts, with respect to 2015, included grants made in February 2016 for service in 2015 and, with respect to 2014, included grants made in March 2015 for service in 2014. In November 2016, the Compensation Committee awarded Mr. Greiner an additional 98,361 shares of restricted stock in connection with his promotion to Chief Financial & Operating Officer. The valuation of stock awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used to calculate the fair value of stock awards are set forth in the section entitled "Critical Accounting Policies" under Item 7 and Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

(3)
With respect to 2016, for Dr. Dunleavy, Mr. Rostock and Mr. Wychulis, represents matching contributions under our 401(k) plan and premium payments for life insurance; for Mr. Greiner, represents matching contributions under our 401(k) plan, premium payments for life insurance, and professional club dues as Mr. Greiner is a named designee on a corporate professional club membership; for Mr. Kloster, represents matching contributions under our 401(k) plan, premium payments for life insurance and professional club dues as Mr. Kloster was a named designee on a corporate professional club membership – in addition, in connection with his departure from the Company in December 2016,

Named Executive Officer Compensation	30

Mr. Kloster entered into the Company's standard form of separation and release agreement pursuant to which he received a severance payment in the amount of $268,753.85, less applicable taxes and withholding and in accordance with the Company's payroll practices and payable in bi-weekly installments; and, for Ms. Vernal, represents matching contributions under our 401(k) plan and premium payments for life insurance.

(4)
Mr. Kloster's employment as the Company's Chief Financial Officer ended on October 31, 2016. Mr. Kloster remained an employee of the Company through December 2, 2016 to assist in the transition of his duties to Mr. Greiner.

Grants of Plan-Based Awards in 2016

The following table sets forth information regarding grants of awards made to our Named Executive Officers during fiscal year 2016.

Name	Grant Date	All other Stock Awards: Number of Shares of Stock or units (#)	All other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Keith R. Dunleavy, M.D.	—	—	—	—	—
Robert A. Wychulis	2/25/2016	8,420(3)	—	—	147,350
Christopher E. Greiner	2/25/2016	7,924(3)	—	—	138,670
	11/10/2016	98,361(2)	—	—	1,500,005
Thomas R. Kloster(1)	2/25/2016	7,330(3)	—	—	128,275
Joseph R. Rostock	2/25/2016	7,132(3)	—	—	124,810
Shauna L. Vernal	2/25/2016	5,943(3)	—	—	104,003

(1)
Mr. Kloster's employment as the Company's Chief Financial Officer ended on October 31, 2016. Mr. Kloster's awards issued in February 2016 were forfeited on December 2, 2016.

(2)
In November 2016, the Compensation Committee recommended to the Board, and the Board approved, an award of 98,361 RSAs in connection with Mr. Greiner's promotion to Chief Financial & Operating Officer.

(3)
RSAs granted in February 2016 as part of the discretionary bonus award for service in 2015.

(4)
Represents the grant date fair value of each award based upon the following per share grant date fair values: $17.50 for the grants on February 25, 2016; and $15.25 for the grant on November 10, 2016.

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Outstanding Equity Awards at Fiscal Year-End

The following tables summarize, for each of the Named Executive Officers, the outstanding equity awards held as of December 31, 2016.

	Option Awards

Name	Option Grant Date	Number Of Securities Underlying Unexercised Options Exercisable Shares (#)	Number Of Securities Underlying Unexercised Options Unexercisable Shares(1)(#)	Option Exercise Price ($)	Option Expiration Date
Keith R. Dunleavy, M.D.	—	—	—	—	—
Robert A. Wychulis	8/15/2014	55,053	165,159	7.89	8/14/2024
Christopher E. Greiner	6/30/2013	46,447	92,894	6.68	6/29/2023
	5/2/2014	22,821	68,463	7.03	5/1/2024
	5/14/2014	9,098	27,294	7.50	5/13/2024
Thomas R. Kloster(2)	8/15/2014	—	—	—	—
Joseph R. Rostock	6/30/2013	139,341	92,894	6.68	6/29/2013
	5/14/2014	16,542	24,813	7.03	5/13/2024
Shauna L. Vernal	9/30/2013	29,206	58,412	6.64	9/29/2023
	5/14/2014	—	9,927	7.50	5/13/2024

(1)
The shares underlying these options vest 20% on each of the first five anniversaries of the date of grant.

(2)
Mr. Kloster's outstanding options were forfeited on December 2, 2016.

	Stock Awards

Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units ($)
Keith R. Dunleavy, M.D.	—	—	—	—
Robert A. Wychulis	11,974(1)	123,332	—	—
Christopher E. Greiner	112,642(2)	1,013,118	—	—
Thomas R. Kloster(3)	—	—	—	—
Joseph R. Rostock	12,931(1)	133,189
Shauna L. Vernal	30,008(4)	309,082	—	—

(1)
Consists of restricted stock units ("RSUs") granted in March 2015 in connection with 2014 bonus compensation and RSAs granted in February 2016 in connection with 2015 bonus compensation. The shares underlying the RSUs and RSAs vest 20% on each of the first five anniversaries of the date of grant.

(2)
Consists of RSUs granted in March 2015 in connection with 2014 bonus compensation, RSAs granted in February 2016 in connection with 2015 bonus compensation, and RSAs granted in November 2016 in connection with an incentive promotion grant to Mr. Greiner. The shares underlying the RSUs and RSAs vest 20% on each of the first five anniversaries of the date of grant.

(3)
Mr. Kloster's outstanding RSUs and RSAs were forfeited on December 2, 2016.

(4)
Consists of RSUs granted in March 2015 in connection with 2014 bonus compensation and RSAs granted in February 2016 in connection with 2015 bonus compensation. The shares underlying these RSUs and RSAs vest 20% on each of the first five anniversaries of the date of grant.

Named Executive Officer Compensation	32

Option Exercises and Stock Vested in 2016

The following table sets forth the number of shares of common stock acquired during 2016 by our Named Executive Officers upon the exercise of stock options, the vesting of RSAs and the value realized upon such exercise or vesting.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Keith R. Dunleavy, M.D.	—	—	—	—
Robert A. Wychulis	55,053	565,945	889	15,620
Christopher E. Greiner	—	—	1,589	27,919
Thomas R. Kloster	117,338	936,834	1,142	20,065
Joseph R. Rostock	—	—	1,450	25,477
Shauna L. Vernal	31,593	310,240	6,016	95,086

Employment Agreements

We have entered into employment agreements with each of our Named Executive Officers, which may be terminated at any time by the Named Executive Officer or the Company for any reason. The agreements provide for the principal terms and conditions of our Named Executive Officers' employment, including their base salary, an indication of eligibility for an annual bonus opportunity (except with respect to Dr. Dunleavy), participation in our employee benefit plans as may be in effect from time to time, paid time off, and reimbursement of reasonable business expenses. Pursuant to the employment agreements and following increases approved in the fourth quarter of 2015, the base salary and Total Target inventive amounts for each of our Named Executive Officers are as follows:

Named Executive Officer	Base Salary ($)	Total Target Incentive Opportunity (% of Base Salary)	Total Target Incentive Opportunity ($)(1)
Keith R. Dunleavy, M.D.	205,000	—	—
Robert A. Wychulis	425,000	250%	1,062,500
Christopher E. Greiner	465,000	250%	1,162,500
Joseph R. Rostock	360,000	190%	684,000
Shauna L. Vernal	300,000	160%	480,000

(1)
Total Targets are comprised of the following components: (i) an annual cash bonus opportunity, (ii) an RSA opportunity, and (iii) an LTI Award opportunity, with each component contributing a certain percentage to the overall Total Target percentage per Named Executive Officer (other than Dr. Dunleavy).

If we terminate the employment of our Named Executive Officers (with the exception of Dr. Dunleavy) other than for "cause" (as defined in the employment agreements), and other than in connection with a Change in Control (discussed below), subject to the Named Executive Officer's execution and non-revocation of a release in favor of us, we will provide the Named Executive Officer with a lump-sum cash severance benefit equal to the greater of (i) one month's base salary or (ii) one month's base salary per each full year of his or her service with us, subject to a maximum of six months' base salary.

Named Executive Officer Compensation	33

Under the employment agreements, in the absence of express written consent by us to the contrary, each of our Named Executive Officers will devote the entirety of his or her professional and business time, attention, skill, and energy exclusively to our business and will adhere to certain non-competition, confidentiality, and non-disclosure provision.

Potential Payments upon Termination or Change of Control

Pursuant to the Company's CIC Plan, each Named Executive Officer is eligible for certain severance benefits in the event of a qualifying termination (as defined in the CIC Plan) of a Named Executive Officer's employment (a) by the Company without cause (as defined in the CIC Plan) within 60 days in advance of or within 24 months following a change in control (as defined in the Company's 2015 Omnibus Incentive Plan and as limited by the CIC Plan) or (b) by such Participant for good reason (as defined in the CIC Plan) within 24 months following a change in control.

Under the terms of the CIC Plan, the Company will provide each Named Executive Officer with a cash payment in an amount equal to the product of 1.5 times the Named Executive Officer's base salary in effect on the date of the qualifying termination or, if greater, in effect on the date of the change in control. In addition, upon a qualifying termination, a Participant's unvested time and performance-based equity awards become fully vested.

Payments on Qualifying Event in Connection with Change in Control ($)

Named Executive Officer	Cash Payment (1.5x Base Salary) ($)	Value of Accelerated Stock Options($)(1)	Value of Accelerated Restricted Stock Units or Restricted Stock Awards ($)(1)	Total($)
Keith R. Dunleavy, M.D.	307,500	—	—	307,500
Robert A. Wychulis	637,500	1,701,138	123,332	2,461,970
Christopher E. Greiner	697,500	1,943,105	1,160,213	3,800,818
Joseph R. Rostock	540,000	1,212,382	133,189	1,855,571
Shauna L. Vernal	450,000	703,892	309,082	1,462,974

(1)
Based on the closing price of Inovalon's Class A common stock on December 30, 2016.

Employee Benefit Plans

Our Named Executive Officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life and accidental death and dismemberment insurance plans, short-term and long-term disability insurance, and flexible spending accounts, in each case, on the same basis as all of our other employees. We do not provide perquisites or personal benefits to our Named Executive Officers.

401(k) Plan

We sponsor a Profit Sharing Plan and Trust ("401(k) Plan") which is intended to meet the requirements of Section 401(k) of the Code. Our employees generally are eligible to participate in the 401(k) Plan immediately upon employment. We match employee contributions up to 4.0% of their compensation and our matching contributions vest immediately.

Pension Benefits

Aside from our 401(k) Plan, we do not maintain any pension plan or arrangement under which our Named Executive Officers are entitled to participate or receive post-retirement benefits.

Named Executive Officer Compensation	34

Non-Qualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans or arrangements under which our Named Executive Officers are entitled to participate.

Equity Compensation Plan Information as of December 31, 2016

The following table gives information about the shares of our common stock that may be issued under our Amended and Restated Long-Term Incentive Plan (as last amended on October 7, 2010) ("Pre-IPO Plan"), our 2015 Omnibus Incentive Plan ("2015 Plan") and our ESPP, all of which were stockholder approved, as of December 31, 2016:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants, And Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)
Equity compensation plans approved by security holders	2,667,735	$7.32(3)	6,458,236
Equity compensation plans not approved by security holders	—	—	—

Total	2,667,735	$7.32	6,458,236

(1)
Includes (a) 2,591,462 shares of common stock that may be issued under our Pre-IPO Plan; our Pre-IPO was terminated upon the effectiveness of the 2015 Plan; however, any outstanding awards granted under the Pre-IPO Plan will remain outstanding, subject to the terms of our Pre-IPO Plan and applicable agreements, until such outstanding awards are exercised (if applicable) or terminate or expire by their terms; and (b) 76,273 shares of common stock that may be issued under our 2015 Plan.

(2)
Includes (a) 359,184 shares of common stock that became available under our 2015 Plan due to the forfeiture, cancellation, expiration or surrender of awards granted under our Pre-IPO Plan; and (b) 1,741,984 shares of common stock reserved for issuance under our ESPP.

(3)
Weighted average exercise price does not reflect restricted stock awarded in November 2014.

Compensation Committee Interlocks and Insider Participation

Keith R. Dunleavy, M.D., our Chief Executive Officer and Chairman, served on our Compensation Committee during the year ended December 31, 2014. By his choice, at no time during which Dr. Dunleavy served on our Compensation Committee, did he receive any annual bonus, incentive equity, salary increase, or any other provision or change of compensation. Dr. Dunleavy did not serve on our Compensation Committee during the year ended December 31, 2016. For certain agreements between Dr. Dunleavy and us, see "Certain Relationships and Related Party Transactions." None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on the Board or our Compensation Committee during the year ended December 31, 2016.

Named Executive Officer Compensation	35

Report of the Compensation Committee of the Board of Directors

The information contained in this Compensation Committee report shall not be deemed to be (1) "soliciting material," (2) "filed" with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this Compensation Committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed the sections captioned "Compensation Discussion and Analysis" and "Named Executive Officer Compensation" in this Proxy Statement with management. Based on such review and discussions, the Compensation Committee recommended to the Board that these "Compensation Discussion and Analysis" and "Named Executive Officer Compensation" sections be included in this Proxy Statement.

Compensation Committee
Lee D. Roberts (Chair) Denise K. Fletcher William D. Green William J. Teuber, Jr.

Named Executive Officer Compensation	36

Principal Stockholders

The following table sets forth certain information with respect to the beneficial ownership of our Class A and Class B common stock as of April 10, 2017 for:

•
each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;

•
each of our directors;

•
each of our named executive officers and key officers; and

•
all of our directors, named executive officers and key officers as a group.

The SEC has defined "beneficial ownership" of a security to mean the possession, directly or indirectly, of voting power or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant, or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account, or similar arrangement, or (4) the automatic termination of a trust, discretionary account, or similar arrangement.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding (as shares of Class B common stock) all shares of common stock subject to options held by that person or entity that were exercisable on April 10, 2016, or that will become exercisable within 60 days thereafter, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Inovalon Holdings, Inc., 4321 Collington Road, Bowie, Maryland 20716. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable

Named Executive Officer Compensation	37

community property laws. No shares of common stock beneficially owned by any executive officer or director have been pledged as security for a loan.

Name of Beneficial Owner	Class A		Class B		% of Total Voting Power(1)

	Shares	%	Shares	%
Keith R. Dunleavy, M.D.	180,000(2)	*	54,947,255(3)	66.4	61.0
Robert A. Wychulis	114,779	*	55,053(4)	*	*
Christopher E. Greiner	192,364	*	110,285(4)	*	*
Christopher P. Hand	29,509	*	—	—	*
Dan Mendelson	235,737	*	—	—	*
Joseph R. Rostock(9)	25,330	*	109,436(4)	*	*
Shauna L. Vernal	54,325	*	31,593(4)	*	*
Denise K. Fletcher	9,559	*	46,260(5)	*	*
William D. Green	68,351	*	—	—	*
André S. Hoffmann	309,559	*	19,979,711(5)	22.9	21.1
Lee D. Roberts	82,679	*	—	—	*
William J. Teuber, Jr.	95,559	*	30,715(5)	*	*
All executive officers and directors as a group (12 persons)	1,397,751	*	73,959,706	89.9	82.7
5% Stockholders
Meritas Group, Inc.	—	—	47,476,820(3)	57.3	52.7
Black Creek Investment Management Inc.	8,601,285(6)	11.7	—	—	*
Meritas Holdings, LLC	—	—	7,470,435(3)	9.02	8.3
BAMCO Inc.	4,932,506(7)	6.7	—	—	*
Vanguard Group Inc.	4,634,977(8)	6.3	—	—	*

*
Represents beneficial ownership of less than 1% of our outstanding shares of common stock for the respective class and of voting power.

(1)
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. Holders of our Class B common stock are entitled to ten votes per share and will be convertible at any time into one share of Class A common stock, which will be entitled to one vote per share. For more information about the voting rights of our Class A and Class B common stock, see "Part 8 – Information About the Meeting – Voting Procedures – Voting Rights."

(2)
The 180,000 shares of Class A common stock held of record by Keith R. Dunleavy, M.D. were purchased in multiple open market transactions on August 27, 2015, August 28, 2015, May 6, 2016, May 9, 2016, and December 14, 2016, as previously reported in Dr. Dunleavy's Form 4s filed with the Securities and Exchange Commission on August 31, 2015, May 10, 2016, and December 14, 2016.

(3)
Consists of (i) 47,476,820 shares of Class B common stock held directly by Meritas Group, Inc. and (ii) 7,470,435 shares of Class B common stock held by Meritas Holdings, LLC. Dr. Dunleavy, as the sole officer and sole director of Meritas Group, Inc. and as sole non-member manager of Meritas Holdings, LLC, maintains sole voting and dispositive control over such shares. All ownership interests in Meritas Group, Inc. and Meritas Holdings, LLC are owned by an irrevocable trust for the sole benefit of Dr. Dunleavy's descendants and in which Dr. Dunleavy has no pecuniary interest.

(4)
Consists of shares issuable upon the exercise of options exercisable within 60 days of April 10, 2017.

(5)
Consists of shares of Class B common stock held directly by the beneficial owner and shares issuable upon the exercise of options within 60 days of April 10, 2017.

(6)
Information is based on figures set forth in the Schedule 13G filed by Black Creek Investment Management Inc. ("Black Creek") on January 6, 2017. According to the Schedule 13G, Black Creek, organized in the country of Canada, has sole voting power with respect to 8,601,825 shares of Class A common stock. The address of Black Creek is 123 Front Street West, Suite 1200, Toronto, ON M5J 2M2, Canada.

Named Executive Officer Compensation	38

(7)
Information is based on figures set forth in the Schedule 13G/A filed by BAMCO, Inc., Baron Capital Group, Inc., Baron Capital Management, Inc., Ronald Baron, Baron Partners Fund, Baron Asset Fund, and Baron Growth Fund on February 14, 2017. According to the Schedule 13G/A, BAMCO Inc. has shared voting power with respect to 4,401,731 shares of Class A common stock, and shared dispositive power with respect to 4,701,709 shares of Class A common stock; each of Baron Capital Group, Inc. and Ronald Baron has shared voting power with respect to 4,632,528 shares of Class A common stock, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 4,932,506 shares; Baron Capital Management, Inc. has shared voting and dispositive power with respect to 230,797 shares of Class A common stock; Baron Partners Fund has shared voting and dispositive power with respect to 1,776,790 shares of Class A common stock; and Baron Growth Fund has sole voting and dispositive power with respect 2,395,957 shares of Class A common stock. BAMCO and Baron Capital Management, Inc. are subsidiaries of Baron Capital Group. Baron Partners Fund, Baron Asset Fund, and Baron Growth Fund are advisory clients of BAMCO, Inc. Ronald Baron owns a controlling interest in Baron Capital Group. The address of BAMCO, Inc., organized in the State of New York, is 767 Fifth Avenue, 49th Floor, New York, NY 10153.

(8)
Information is based on figures set forth in the Schedule 13G/A filed by The Vanguard Group ("Vanguard") on February 10, 2017. According to the Schedule 13G/A, Vanguard, organized in the State of Pennsylvania, has sole voting power with respect to 39,969 shares of Class A common stock, shared voting power with respect to 2,900 shares of Class A common stock, sole dispositive power with respect to 4,597,734 shares of Class A common stock, and shared dispositive power with respect to 37,243 shares of Class A common stock. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(9)
Mr. Rostock's employment as the Company's Chief Technology Officer ended on March 28, 2017. Mr. Rostock will remain an employee of the Company through May 12, 2017 to assist in transitioning his duties.

Section 16(a) – Beneficial Ownership Reporting Compliance

Our executive officers and directors and persons who own more than 10% of a class of our equity securities registered pursuant to Section 12 of the Exchange Act are required to file certain reports with the SEC, disclosing the amount and nature of their beneficial ownership in common stock, as well as changes in that ownership. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for 2016, all required reports were filed on a timely basis under Section 16(a).

Named Executive Officer Compensation	39

PART 6 – AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on our website at investors.inovalon.com under the "Governance" section.

The Board has the ultimate authority for effective corporate governance, including oversight of the management of the Company. The Audit Committee assists the Board in fulfilling its responsibilities by overseeing our accounting and financial reporting processes, the audits of our consolidated financial statements, the qualifications and performance of the independent registered public accounting firm engaged as our independent auditor, and the performance of our internal audit function.

The Audit Committee relies on the expertise and knowledge of management, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our system of internal control. Our independent auditor, Deloitte & Touche LLP ("Deloitte & Touche"), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed with management and the independent auditor our audited consolidated financial statements and related footnotes for the fiscal year ended December 31, 2016, and the independent auditor's report on those financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. Deloitte & Touche presented the matters required to be discussed with the Audit Committee by Public Company Accounting Oversight Board (United States) Auditing Standard AU Section 380, Communication with Audit Committees, and Rule 2-07 of SEC Regulation S-X. This review included a discussion, with management and the independent auditor, of the quality (not merely the acceptability) of our accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in our consolidated financial statements, including the disclosures relating to critical accounting policies.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

The Audit Committee recognizes the importance of maintaining the independence of Inovalon's independent auditor, both in fact and appearance, and takes a number of measures to ensure independence. The Audit Committee leads the selection of the lead audit engagement partner, working with Deloitte & Touche with input from management. As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent registered public accounting firm. The Audit Committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Audit Committee or its delegate. This policy prohibits the independent auditor from providing non-audit services such as bookkeeping or financial systems design and implementation. In addition, Deloitte & Touche has provided the Audit Committee with the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence. The Audit Committee has reviewed these materials and discussed the firm's independence with Deloitte & Touche.

Audit Committee Matters	40

As provided in its charter, the Audit Committee also assessed Deloitte & Touche's performance as independent auditor during fiscal year 2016. The Audit Committee assessed the performance of the Deloitte & Touche audit team and the lead audit engagement partner.

Following this evaluation, the Audit Committee concluded that the selection of Deloitte & Touche as the independent registered public accounting firm for fiscal year 2017 is in the best interest of the Company and its stockholders. The Board recommends that stockholders ratify this selection at the 2017 Annual Meeting.

Respectfully submitted,

The Audit Committee of the Board of Directors

Denise K. Fletcher (Chair)
Lee D. Roberts
William J. Teuber, Jr.

Audit Committee Matters	41

Fees Billed by Deloitte & Touche LLP

This table presents fees for professional audit services rendered by Deloitte & Touche for the audit of our annual financial statements for the years ended December 31, 2016 and 2015, and fees billed for other services rendered by Deloitte & Touche during those periods (in thousands).

	Year ended December 31,
	2016	2015
Audit(1)	$1,268	$620
Audit-related fees(2)	330	1,957
Tax fees(3)	656	382
All other fees(4)	—	53

Total	$2,254	$3,012

(1)
Fees for services in connection with the audit of our financial statements and review of our quarterly financial statements.

(2)
Fees for services provided in connection with our initial public offering of common stock completed in February 2015, as well as services performed in connection with our acquisition of Avalere Health, Inc. and services performed in connection with documenting our internal control system.

(3)
Fees for tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

(4)
Fees for services provided in connection with the audit of our employee benefit plan.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee's policy is to review and pre-approve, either pursuant to our Audit and Non-Audit Services Pre-Approval Policy (the "Pre-Approval Policy") or through a separate pre-approval by the Audit Committee, any engagement of our independent auditor to provide any permitted non-audit service to us. Pursuant to the Pre-Approval Policy, which the Audit Committee will review and reassess periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee.

All of the services provided by Deloitte & Touche for 2016 and 2015 were approved pursuant to the Pre-Approval Policy. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. Additionally, all audit and permissible non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed $100,000 in the aggregate for any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement.

Audit Committee Matters	42

PART 7 – PROPOSALS TO BE VOTED ON AT THE MEETING

Election of Directors

Six directors have been nominated for election at the 2017 Annual Meeting to hold office until the 2018 Annual Meeting. The nominees were evaluated and recommended by the Nominating and Corporate Governance Committee in accordance with its charter and by the Board in accordance with our Board of Directors Corporate Governance Charter. For additional information about the nominees and their qualifications, please see Part 2 – "Board of Directors – Director Nominations and Qualifications."

Each director will be elected by a vote of the plurality of the votes cast, meaning that the number of shares cast "for" a director's election exceeds the number of votes "withheld" from that director's election.

The Board of Directors recommends a vote FOR the election to the Board of each of the following nominees:

Name	Age	Director since	Position
Keith R. Dunleavy, M.D.	47	2006	Chief Executive Officer and Chairman of the Board
Denise K. Fletcher	68	2012	Independent Director
William D. Green	63	2016	Independent Director
André S. Hoffmann	58	2008	Independent Director
Lee D. Roberts	64	2012	Independent Director
William J. Teuber, Jr.	65	2013	Independent Director

Ratification of Independent Auditor

The Audit Committee has selected Deloitte & Touche as our independent registered public accounting firm for fiscal year 2017, and the Board asks stockholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise our independent auditor, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of Deloitte & Touche for ratification by stockholders as a matter of good corporate practice. The Board considers the selection of Deloitte & Touche as our independent auditor for fiscal year 2017 to be in the best interests of the Company and its stockholders.

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required to approve the ratification of the selection of Deloitte & Touche as our independent registered auditor for the current fiscal year. In the event the stockholders do not ratify the selection of Deloitte & Touche, the Audit Committee will reconsider its selection, but still may determine that the appointment of our independent registered public accounting firm is in the best interests of Inovalon and its stockholders. Even if the appointment is ratified by the stockholders, the Audit Committee, in its discretion, may appoint a different independent auditor at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends a vote FOR the ratification of the selection of the independent auditor.

Proposals to be Voted on at the Meeting	43

Non-Binding Advisory Vote to Approve the Compensation of our Named Executive Officers

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, not less frequently than once every three years, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. As described in detail under the heading "Compensation Discussion and Analysis," we seek to closely align the interests of our Named Executive Officers with the interests of our stockholders.

Our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

Stockholders are urged to read the "Compensation Discussion and Analysis" and "Named Executive Officer Compensation" sections of this Proxy Statement, which discuss how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our Named Executive Officers. Our Board and the Compensation Committee believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our compensation program goals.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, our Board or the Compensation Committee. To the extent there is any significant vote against our Named Executive Officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Accordingly, we are asking our stockholders to vote on the following resolution at the Annual Meeting:

  "RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables, is hereby APPROVED."

A majority of the votes properly cast is required to approve the compensation of our Named Executive Officers. Since this proposal is an advisory vote, the result will not be binding on our Board, the Compensation Committee, or the Company. The Board and the Compensation Committee will consider the outcome of the vote when determining the compensation of our Named Executive Officers.

The Board of Directors recommends a vote FOR the approval of, on a non-binding advisory basis, the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.

Proposals to be Voted on at the Meeting	44

Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes to Approve the Compensation of Our Named Executive Officers

Section 14A of the Exchange Act provides that stockholders must be given the opportunity to vote, on a non-binding advisory basis, for their preference as to how frequently we should seek future non-binding advisory votes to approve the compensation of our Named Executive Officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote to approve the compensation of our Named Executive Officers.

By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future non-binding advisory votes to approve the compensation of our Named Executive Officers every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal. Our Board has determined that an annual non-binding advisory vote to approve the compensation of our Named Executive Officers will allow our stockholders to provide timely and direct input on the Company's executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. The Board believes that an annual vote is therefore consistent with the Company's efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.

The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation. This vote is advisory and not binding on the Company or our Board in any way.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of our Board.

The frequency receiving a majority of the votes properly cast will be considered the frequency preferred by the stockholders. In the event that no option receives a majority of the votes properly cast, we will consider the option that receives the most votes properly cast to be the option preferred by stockholders. In either case, since this proposal is an advisory vote, the result will not be binding on our Board, the Compensation Committee, or the Company. The Board and the Compensation Committee will consider the outcome of the vote when determining how often we should submit to stockholders future non-binding advisory votes to approve the compensation of our Named Executive Officers.

The Board of Directors recommends a vote for the option of once every 1 YEAR as the preferred frequency for non-binding advisory votes to approve the compensation of our Named Executive Officers.

Proposals to be Voted on at the Meeting	45

Proposals of Stockholders for 2018 Annual Meeting of Stockholders

Stockholder proposals submitted for inclusion in our 2018 proxy statement pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act must be received by us no later than the close of business on December 21, 2017; provided however, in the event that the date of the 2018 Annual Meeting is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2017 Annual Meeting, stockholder proposals submitted for inclusion in our 2018 proxy statement pursuant to Rule 14a-8 must be received within a reasonable time before we begin to print and send proxy materials relating to the 2018 Annual Meeting.

In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders, other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, must comply with the advance notice provisions and other requirements of Article I, Section 1 of our bylaws, which are on file with the SEC and may be obtained from our Secretary upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2018 Annual Meeting must be received no earlier than the close of business on February 7, 2018 and no later than the close of business on March 9, 2018; provided however, in the event that the date of the 2018 Annual Meeting is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2017 Annual Meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to the 2018 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2018 Annual Meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.

Proposals to be Voted on at the Meeting	46

PART 8 – INFORMATION ABOUT THE MEETING

In accordance with SEC rules, we are using the Internet as our primary means of providing proxy materials to stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") with instructions for accessing the proxy materials, including our Proxy Statement and 2016 Annual Report, and voting via the Internet. We expect to mail the Notice and to begin mailing our proxy materials and making our materials available on the Internet on or about April 20, 2017.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board to be voted at the 2017 Annual Meeting for the purposes set forth in the accompanying Notice of 2017 Annual Meeting of Stockholders. The 2017 Annual Meeting will be held at the Westin Annapolis Hotel, located at 100 Westgate Circle, Annapolis, MD, 21401, on June 7, 2017, at 10:00 a.m. Eastern Time. Stockholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A stockholder may revoke a proxy by delivering a signed statement to our Corporate Secretary at or prior to the 2017 Annual Meeting or by timely executing and delivering, by Internet, telephone, mail, or in person at the 2017 Annual Meeting, another proxy dated as of a later date.

Proof of Ownership Required for Attending Meeting in Person

You are entitled to attend the 2017 Annual Meeting only if you are a stockholder as of the close of business on April 10, 2017, the record date, or hold a valid proxy for the meeting. In order to be admitted to the 2017 Annual Meeting, you must present proof of ownership of company stock on the record date. This can be:

•
a brokerage statement or letter from a bank or broker indicating ownership on April 10, 2017,

•
a proxy card,

•
a voting instruction form, or

•
a legal proxy provided by your broker, bank or nominee.

Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership. Stockholders and proxy holders must also present a form of photo identification such as a driver's license. We will be unable to admit anyone who does not present identification or refuses to comply with our security procedures.

Solicitation of Proxies

The Board is soliciting the proxy accompanying this Proxy Statement. Proxies may be solicited by officers, directors, and employees of the Company, none of whom will receive any additional compensation for their services. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email, or the Internet. We will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. We will pay all proxy solicitation costs.

Stockholders of record at the close of business on April 10, 2017 will be entitled to vote at the meeting. Holders of our Class A common stock will be entitled to vote on the basis of one vote for each share held. Holders of our Class B common stock will be entitled to vote on the basis of ten votes for each share held. On April 10, 2017, there were

Information about the Meeting	47

73,335,666 shares of Class A common stock outstanding, held of record by 84 stockholders and 82,745,283 shares of Class B common stock outstanding, held of record by 29 stockholders.

Householding

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the 2017 Annual Meeting, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Inovalon Holdings, Inc. at 4321 Collington Road, Bowie, Maryland 20716, Attention: Corporate Secretary, or contact us by telephone at (301) 809-4000. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Election of Directors

Six directors are to be elected at the 2017 Annual Meeting to hold office until the 2018 Annual Meeting, and until their respective successors are elected and qualified. If, for any reason, the directors are not elected at an annual meeting, they may be elected at a special meeting of stockholders called for that purpose in the manner provided by our Bylaws. The accompanying proxy will be voted in favor of the nominees presented in Part 2 – "Board of Directors – Our Director Nominees" to serve as directors unless the stockholder indicates to the contrary on the proxy. All the nominees are current directors.

The Board expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee designated by our Board.

Voting Procedures

Voting Rights

Holders of our Class A common stock and Class B common stock have identical voting rights, except that holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to ten votes per share. Holders of shares of Class A common stock and Class B common stock will vote together as a single class on proposals presented at the 2017 Annual Meeting. Dissenters' rights are not applicable to any of the matters being voted upon at the 2017 Annual Meeting.

Vote Required; Effect of Abstentions and Broker Non-Votes

The shares of a stockholder whose ballot on any or all proposals is marked as "abstain" will be included in the number of shares present at the 2017 Annual Meeting to determine whether a quorum is present. If you are the beneficial owner

Information about the Meeting	48

of shares held by a broker or other custodian, you may instruct your broker how to vote your shares through the voting instruction form included with this Proxy Statement. If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a "legal proxy" from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as "uninstructed shares." Whether your broker or custodian has the discretion to vote these shares on your behalf depends on the ballot item. The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers.

Proposal	Matter	Board Vote Recommendation	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of 6 directors	For each director nominee	Plurality	Not voted	Not voted
2	Ratification of the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2017	For	Majority of voting power represented in person or by proxy	Not voted	Discretionary vote
3	Non-binding advisory vote to approve the compensation of our Named Executive Officers	For	Majority of voting power represented in person or by proxy*	Not voted	Not voted
4	Non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of our Named Executive Officers	1 Year	Majority of voting power represented in person or by proxy**	Not voted	Not voted

*
A majority of the votes properly cast is required to approve the compensation of our Named Executive Officers. Since this proposal is an advisory vote, the result will not be binding on our Board, the Compensation Committee, or the Company. The Board and the Compensation Committee will consider the outcome of the vote when determining the compensation of our Named Executive Officers.

**
The frequency receiving a majority of the votes properly cast will be considered the frequency preferred by the stockholders. In the event that no option receives a majority of the votes properly cast, we will consider the option that receives the most votes properly cast to be the option preferred by stockholders. In either case, since this proposal is an advisory vote, the result will not be binding on our Board, the Compensation Committee, or the Company. The Board and the Compensation Committee will consider the outcome of the vote when determining how often we should submit to stockholders future non-binding advisory votes to approve the compensation of our Named Executive Officers.

Where to Find More Proxy Voting Information

•
The SEC website has a variety of information about the proxy voting process at www.sec.gov/spotlight/proxymatters.shtml.

•
You may view our annual report and vote your shares at www.proxyvote.com.

•
Contact the broker or bank through which you beneficially own your shares.

Information about the Meeting	49

Where to Find Our Corporate Governance Documents

Each of our Board committees has a charter. Copies of our Board committee charters and other governance documents listed in Part 1 can be found on our website at investors.inovalon.com under the "Governance" section.

We will provide any of the foregoing information to a stockholder without charge upon written request to 4321 Collington Road, Bowie, Maryland 20716, Attention: Corporate Secretary.

Other Business

The Board does not intend to bring any other business before the 2017 Annual Meeting and the Board knows of no other matters that will be presented for consideration at the 2017 Annual Meeting. If any other matters are properly brought before the 2017 Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

Representatives of Deloitte & Touche LLP, our independent auditor for fiscal year 2016 and the current fiscal year, will be present at the 2017 Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

DATED: Bowie, Maryland, April 20, 2017.

Information about the Meeting	50

DRIVING DIRECTIONS AND PARKING

Downtown Annapolis

Westin Annapolis Hotel 100 Westgate Circle Annapolis, MD 21401 (410) 972-4300 http://www.westinannapolis.com/

From Baltimore/Washington International Airport

From Washington DC

•
Head southeast on Friendship Rd

•
Continue straight onto Service Rd Lower Level

•
Continue straight to stay on Service Rd Lower Level

•
Keep right to continue on Elm Rd

•
Turn right onto Terminal Rd

•
Turn right onto MD-170 N

•
Continue onto MD-162 E/Aviation Blvd

•
Turn left onto Cromwell Park Dr

•
Slight right to merge onto I-97 S

•
Take the exit on the left onto US-301 N/US-50 E toward Annapolis/Bay Bridge

•
Take exit 24 to merge onto MD-70 S/Rowe Blvd toward Annapolis

•
Turn right onto Taylor Ave

•
Enter the traffic circle

•
Destination will be on the Right

•
Arrive at Westin Annapolis Hotel
•
Take US-50 East toward Annapolis

•
Take exit 24 to merge onto MD-70 S/Rowe Blvd toward Annapolis

•
Turn right onto Taylor Ave

•
Enter the traffic circle

•
Destination will be on the Right

•
Arrive at Westin Annapolis Hotel

Parking

•
On-site parking available

o
Self-parking: $20

o
Valet parking: $23

Driving Directions and Parking	51

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 6, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ® INOVALON HOLDINGS, INC. 4321 COLLINGTON ROAD BOWIE, MD 20716 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 6, 2017. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E25375-P91617 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. INOVALON HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: For Withhold AllAll For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) 02) 03) Keith R. Dunleavy, M.D. Denise K. Fletcher William D. Green 04) 05) 06) André S. Hoffmann Lee D. Roberts William J. Teuber, Jr. For Against Abstain The Board of Directors recommends you vote FOR proposal 2: ! ! ! 2. To ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2017. The Board of Directors recommends you vote FOR proposal 3: ! 1 Year 2 Years ! 3 Years ! Abstain 3. Non-binding advisory vote to approve the compensation of our Named Executive Officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: ! ! ! ! 4. Non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of our Named Executive Officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! Yes ! No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report/Form 10-K are available at www.proxyvote.com. E25376-P91617 ® INOVALON HOLDINGS, INC. Annual Meeting of Stockholders June 7, 2017 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Keith R. Dunleavy, M.D. and Shauna L. Vernal, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of INOVALON HOLDINGS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 7, 2017, at the Westin Annapolis Hotel, 100 Westgate Circle, Annapolis, MD 21401, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side V.1.1 Address Changes/Comments: